CERISTAR, INC. PROMISSORY NOTE
$175,000.00
Original Issue Date: November 25, 2003

FOR VALUE RECEIVED, the undersigned, CERISTAR, INC., a Delaware corporation with offices at 50 West Broadway, Suite 1100, Salt Lake City, UT, 84101 (the "Maker"), unconditionally promises to pay to the order of SOVCAP EQUITY PARTNERS, LTD., a Bahamas corporation, or its registered assigns (the "Holder"), at its office at c/o Lion Corporate Securities Ltd., Cumberland House #27, Cumberland Street, P.O. Box N-10818, Nassau, New Providence, The Bahamas or at such other place as may be designated by the holder hereof in writing, the principal sum of ONE HUNDDRED, SEVENTY-FIVE THOUSAND DOLLARS ($175,000), without interest, except as specified herein.

1. Payments. The Maker agrees to pay the principal of this Note within ten (10) days following demand from the Holder requesting payment, which demand may be made at any time after the 120th day following the issue date of this Note. The Maker shall have the right to prepay this Note in whole at any time or in part from time to time. Any payments, including prepayments, of principal of this Note, whether upon demand, at the option of the Company, upon default or otherwise shall include a repayment premium equal to the product of (a) the Repayment Percentage (as defined below) and (b) the number of thirty (30) day periods (rounded up to the next whole number) (each 30-day period referred to as a "Monthly Period") that this Note has been outstanding (computed from the date of issuance of this Note to the date of payment) but in no event higher than the maximum amount permitted by law. For purposes of this Note, the Repayment Percentage shall mean one and one-half percent (1.5%) of the outstanding principal amount of this Note. All payments by the Maker on account of principal, premium, interest or fees hereunder shall be made in money of the United States of America that at the time of payment is legal tender, by wire transfer of immediately available funds.

2. Interest. Without limiting any of the rights of the holder of this Note under Section 4 of this Note, if any payment of principal or premium thereon is not made when the same shall become due and payable hereunder, interest shall accrue thereon at a rate per annum equal to twelve percent (12%) per annum. Notwithstanding anything to the contrary contained herein, no payments that are considered interest shall accrue or be payable at a rate in excess of the maximum amount permitted by law.

3. Use of Proceeds. The Company agrees use the proceeds from the sale and issuance of the Bridge Notes only for payment of following expenses:

a. Working Capital
b. Employee/Management Compensation
c. Equipment Lease/Purchase Payments
d. Consulting Fees

4. Conversion.

(a) At any time after the date that is 120 days following the issue date of this Note and from time to time, the Holder may convert all or any portion of this Note, together with the Repayment Percentage, and accrued and unpaid interest and fees due on this Note (the "Conversion Amount") into shares of common stock of the Maker (the "Common Stock").

(b) If the Holder elects to convert less than the full principal amount of this Note, the Maker shall issue a Note in substantially the same form as this Note, except that the principal amount shall be reduced by the principal amount so converted (exclusive of the redemption premium).

(c) The number of shares of Common Stock issuable upon conversion of this Note is equal to the quotient of the Conversion Amount of that portion of the Note being converted divided by the Conversion Price. Fractional shares will not be issued. In lieu of any fraction of a share, the Maker shall deliver its check for the dollar amount of the less than full share remainder. For purposes of this Note, the "Conversion Price" shall mean the product of (a) .75 and (b) the average closing bid price of the Common Stock for the five trading days ending on the trading day immediately preceding the Conversion Date.

(d) To convert this Note into Common Stock, (the "Conversion Date"), the Holder hereof shall (A) deliver or transmit by facsimile, for receipt on or prior to 11:59 P.M., Eastern Time, on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit A (the "Conversion Notice") to the Maker or its designated transfer agent for its Common Stock (the "Transfer Agent"), and (B) surrender to a common carrier for delivery to the Maker or the Transfer Agent as soon as practicable following such date, this Note (or an indemnification undertaking with respect to such shares in the case of the loss, theft, or destruction of this Note) and the originally executed Conversion Notice. The date the Maker receives the Conversion Note and this Note is hereinafter the "Conversion Date."

(e) Upon receipt by the Maker of a facsimile copy of a Conversion Notice, the Maker shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to Holder. Upon receipt by the Maker or the Transfer Agent of the Note to be converted pursuant to a Conversion Notice, together with the originally executed Conversion Notice, the Maker or the Transfer Agent (as applicable) shall, within five (5) business days following the date of receipt, (A) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of Holder or its designee, for the number of shares of Common Stock to which Holder shall be entitled or (B) credit the aggregate number of shares of Common Stock to which such Holder shall be entitled to the Holder's or its designee's balance account at The Depository Trust Company.

(f) The Person or persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the "Record Holder" or Holder of such shares of Common Stock on the Conversion Date.

(g) If the Maker shall fail to issue to Holder within five (5) business days following the date of receipt by the Maker or the Transfer Agent of this Note to be converted pursuant to a Conversion Notice, a certificate for the number of shares of Common Stock to which each Holder' is entitled upon Holder's conversion of this Note, in addition to all other available remedies which such Holder may pursue hereunder, the Maker shall pay additional damages to Holder' on each day after the fifth (5th) business day following the date of receipt by the Maker or the Transfer Agent an amount equal to 1,0% of the product of (A) the number of shares of Common Stock not issued to Holder and to which Holder is entitled multiplied by (B) the Closing Bid Price of the Common Stock on the business day following the date of receipt by the Maker or the Transfer Agent of the Conversion Notice. The foregoing notwithstanding, Holder at its option may withdraw a Conversion Notice, and remain a Holder of this Note, if Holder has otherwise complied with this Section 4.

(h) If any adjustment to the Conversion Price to be made pursuant to clause (j) of this Section 4 becomes effective immediately after a record date for an event as therein described, and conversion occurs prior to such event but after the record date, the Maker may defer issuing, delivering, or paying to Holder any additional shares of Common Stock or check for any cash remainder required by reason of such adjustment until the occurrence of such event, provided that the Maker delivers to Holder a due bill or other appropriate instrument evidencing the Holders' right to receive such additional shares or check upon the occurrence of the event giving rise to the adjustment.

(i)         Until such time as this Note has been fully redeemed, the Maker shall reserve out of its authorized but unissued Common Stock enough shares of Common Stock to permit the conversion of the entire Redemption Price and all accrued and unpaid interest due on this Note at any time. All shares of Common Stock issued upon conversion of this Note shall be fully paid and nonassessable. The Maker covenants that if any shares of Common Stock,

required to be reserved for purposes of conversion of this Note hereunder, require registration with or approval of any governmental authority under any federal or state law or listing upon any national securities exchange before such shares may be issued upon conversion, the Maker shall in good faith, as expeditiously as possible, endeavor to cause such shares to be duly registered,

approved or listed, as the case may be.

(j)      The Conversion Price shall be subject to adjustment from time to time as follows:

(i)      If the Maker at any time subdivides (by any stock split, stock dividend, recapitalization, or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Maker at any time combines (by combination, reverse stock split, or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

(ii)     Prior to the consummation of any Organic Change (as defined below), the Maker will make appropriate provision (in form and substance satisfactory to the Holder to insure that Holder will thereafter have the right to acquire and receive in lieu of, or in addition to, (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of this Holder's Note, such shares of stock, securities, or assets as may be issued or payable with respect to, or in exchange for, the number of shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of this Note had such Organic Change not taken place. In any such case, the Maker will make appropriate provision (in form and substance satisfactory to Holder with respect to such Holder's rights and interests to insure that the provisions of this clause (j) will thereafter be applicable. The Maker will not effect any such consolidation, merger, or sale, unless prior to the consummation thereof the successor entity (if other than the Maker) resulting from consolidation or merger or the entity purchasing such assets assumes, by written instrument (in form and substance satisfactory to Holder), the obligation to deliver to Holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions, that Holder may be entitled to acquire. For purposes of this Agreement, "Organic Change" means any recapitalization, reorganization, reclassification, consolidation, merger, or sale of all or substantially all of the Maker's assets to another Person (as defined below), or other similar transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities, or assets with respect to or in exchange for Common Stock; and "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, and a government or any department or agency thereof.

(k)     The Holder shall be entitled to piggyback registration rights with respect to the shares of Common Stock issuable upon conversion of this Note by the Holder. The Company agrees to include such shares on the first available registration, including forms S-l, SB-2 or S-3, filed by the Company with Securities and Exchange Commission.

(1)      Unless the Note is under Default (as defined in Section 5 of the Note) or unless prior to an Organic Change (as defined in Section 4(j)(n) of the Note), in no event shall the Holder be entitled to convert the Notes in excess of that number, which upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 9.99% of the outstanding shares of the Common Stock following the conversion. For purposes of the foregoing proviso, the aggregate number of shares of common stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion or exercise of the Notes with respect to which the determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining unconverted Notes owned by the Holder or its affiliates, and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the holder and it affiliates. Except as set forth in the preceding sentence, for purposes of this Section 4(1), beneficial ownership shall be calculated in accordance with Section 13(d) of the 1934 Act.

5. Events of Default. If any of the following conditions or events shall occur and be continuing: (a) the Maker shall default in the payment of principal of this Note when the same becomes due and payable; (b) the Maker shall admit in writing its inability to pay its debts as such debts become due; (c) the Maker shall make a general assignment for the benefit of creditors; (d) the Maker shall commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect); (e) the Maker shall file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, or adjustment of debts; (f) there shall have been instituted against the Maker any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings for relief under the Federal Bankruptcy Code or any other law relating to bankruptcy, insolvency or adjustment of debts, which are not dismissed within sixty (60) days after such institution; or (g) the Maker shall take any action for the purposes of effecting any of the foregoing; then, and in any such event, the Holder may at any time (unless all defaults shall theretofore have been remedied) at its option, declare this Note to be due and payable, whereupon this Note shall forthwith mature and become due and payable, together with interest accrued thereon, without presentment, demand, protest or notice, all of which are hereby waiver.

6. NEGATIVE COVENANTS. The provisions of this Section 6 shall remain in effect so long as any of the Bridge Notes shall remain outstanding

(a)     Restrictions on Debt. Hereafter, the Company will not create, assume, or incur or become or at any time be liable in respect of, any Debt, except: Bridge Notes issued pursuant to this Agreement; Debt outstanding on the date hereof to the extent reflected on the most recent balance sheet of the Company or incurred in the ordinary course of business thereafter and debt incurred to accomplish duties and obligations of the Company under contracts to provide customer premises equipment, services, or other related obligations to existing or new customers of the Company as a result of business contracts; Purchase money security interests not to exceed $250,000 per year; and Secured debt in an aggregate principal amount up to $20 million.
(i)      Definition of Debt. For purposes of this Agreement, the capitalized term "Debt" of any Person shall mean: all indebtedness of such Person for borrowed money, including without limitation obligations evidenced by bonds, debentures, Bridge Notes, or other similar instrument; all indebtedness guaranteed in any manner by such Person, or in effect guaranteed by such Person through an agreement to purchase, contingent or otherwise; all accounts payable which, to the knowledge of such Person, have remained unpaid for a period of 90 days after the same become due and payable in accordance with their respective terms taking into account any grace period relating to the due date expressly set forth in the applicable invoice with respect to the payment of such accounts payable; all indebtedness secured by any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in property owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness; all indebtedness created or arising under any conditional sale agreement or lease in the nature thereof (including obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capitalized leases) (but excluding operating leases) or other title retention agreement with respect to property acquired by such Person, even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession of such property all bankers' acceptances and letters of credit; and liabilities in respect of unfunded vested benefits under Plans covered by Title IV of ERISA

(b) Restrictions on Equity Sales. The Company will not offer or enter into an agreement to sell equity securities of the Company, under private placement memorandum or other private offering document or letter, whether of equity securities, convertible debt securities, or securities or instruments convertible into or exchangeable for debt or equity securities of the Company, except through an underwritten public offering or after receiving approval by the purchaser as described in 6(f) below.

(c) Restrictions on Transactions with Affiliates. The Company will not make any loans or advances to any of its officers, shareholders, or Affiliates, other than expense advances made by the Company to its officers and employees in the ordinary course of business The Company will not increase the salary of any executive officer, or the remuneration of any director.

(d) Restrictions on Investments. Other than as permitted by this Agreement, the Company will not purchase or acquire or invest in, or agree to purchase or acquire or invest in the business, property, or assets of, or any securities of, any other company or business, provided however, that the Company may enter into contracts relating to the expansion of its business and may invest its Excess Cash as defined below in: securities issued or directly and fully guaranteed or insured by the United States government or any agency thereof having maturities of not more than one year from the date of acquisition; certificates of deposit or eurodollar certificates of deposit, having maturities of not more than one hundred eighty days from the date of acquisition, or one year from the date of acquisition in the case of certificates of deposit or eurodollar certificates of deposit being used to secure the Company's reimbursement obligations under letters of credit (provided that nothing contained herein shall be construed to permit letters of credit not otherwise permitted under this Agreement); commercial paper of any Person that is not a subsidiary or an Affiliate of the Company, maturing within one hundred eiahtv davs after the date of acquisition0 bank loan participations* and money market instruments having maturities of not more than one hundred eighty days from the date of acquisition, or one year from the date of acquisition in the case of money market instruments being used to secure the Company's reimbursement obligations under letters of credit (provided that nothing contained herein shall be construed to permit letters of credit not otherwise permitted under this Agreement); in all cases of such credit quality as a prudent business person would invest in. As used in this Section, "Excess Cash" shall mean that portion of the proceeds of the Bridge Notes that has not been invested as described in Section 3 hereof.

(e)     Change in Business; Operations. The Company will not cause or effect any change in or addition to the primary business of the Company that has not been approved by Purchaser, such that more than 20% of the consolidated net earnings of the Company are derived from a business other than the business in which the Company was engaged on the date hereof as reflected in the applicable last SEC Document filed prior to the First Closing ("Change in Business"). The business of the Company and its subsidiaries shall not be conducted in violation of any law, ordinance, or regulation of any governmental entity.

(f)     Exceptions With Consent of Purchasers. The Company may seek an exception to any prohibited action under this Section by first, giving written notice to Purchaser of Bridge Note under this Agreement, along with copies of all documentation requested by any Purchaser relating to such requested exception, and second, in the sole discretion of Purchaser, satisfactorily responding to any Purchaser inquiries about the requested action. The Company may undertake any such requested action otherwise prohibited by this Section 6 only after receiving the advance written consent of Purchaser hereunder.

7. No Waiver: Rights and Remedies Cumulative. No failure on the part of the holder of this Note to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the holder of this Note of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any remedies or rights provided by law or by any other agreement between the Maker and the Holder.

8. Costs and Expenses. The Maker shall reimburse the holder of this Note for all costs and expenses incurred by it, and shall pay the reasonable fees and disbursements of counsel to the holder of this Note, in connection with the enforcement of the holder's rights hereunder, whether or not legal proceedings are initiated.

9. Amendments. No amendment, modification or waiver of any provision of this Note nor consent to any departure by the Maker therefrom shall be effective unless the same shall be in writing and signed by the holder of this Note and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

10. Governing Law; Jurisdiction and Service of Process. This Note shall be governed by and construed in accordance with the laws of the State of Utah, without giving effect to conflict of laws. The Maker hereby irrevocably consents to the jurisdiction of the courts of the State of Utah and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Note, any document or instrument delivered pursuant to, in connection with, or simultaneously with, this Note or a breach of this Note or any such document or instrument. In any such action or proceeding, the Maker waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 11 of this Note. Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Maker shall appear or answer such summons, complaint, or other process. Should the Maker so served fail to appear or answer within such 30-day period or such extended period, as the case may be, the Maker shall be deemed in default and judgment may be entered by the Holder against the Maker as demanded in any summons, complaint, or other process so served.

    11. Successors and Assigns. This Note shall be binding upon the Maker and its successors and permitted assigns and the terms hereof shall inure to the benefit of the Holder and its successors and assigns, including subsequent holders hereof.

12. Notice, Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received: (a) upon hand delivery (receipt acknowledged) or delivery by telecopy or facsimile (with transmission confirmation report) if delivered on a business day during normal business hours where such notice is to be received, or the first business day following such delivery if delivered other than on a business day during normal business hours where such notice is to be received; or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever first shall occur, to the address set forth above or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 10 except that such change shall not be effective until actual receipt thereof.

13. Severability. The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Note in any jurisdiction.

14. Waiver of Notice. The Maker hereby waives presentment, demand for payment, protest, notice of protest and all other demands or notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

15. Set-off. Counterclaim. In the event the holder hereof seeks to enforce its rights under this Note, the Maker waives the right to interpose any set-off or counterclaim of any nature or description against the holder.

16. Headings. The headings in this Note are solely for the convenience of reference and shall be given no effect in the construction or interpretation of this Note.

IN WITNESSETH WHEREOF, the undersigned has duly executed this Note as date first above written.
[CORPORATE SEAL]

COUNTY OF SALT LAKE ) STATE OF UTAH ) Subscribed and sworn to before me this 25th dav of November 2003

Notary Public Residing in Salt Lake City, Utah / My Commission Expires: 1/15/2007

EXHIBIT A

CONVERSION NOTICE

Reference is made to terms and conditions of the Note, dated November 25,2003, in the principal amount of $175,000.00, and registered in the name of SovCap Equity Partners, Ltd {NAME OF HOLDER} (the "Note"). In accordance with and pursuant to the terms of the Note, the undersigned hereby elects to
convert $                            in principal amount of the Note into shares of Common Stock, $ 001 par value per share (the "Common Stock"), of the Company, by tendering the original Note specified below as of the date specified below.

Date of Conversion:

Principal Amount of Note to be converted: Redemption Premium Accrued Interest and/or Fees

Total Amount of Note to be Converted

Please confirm the following information:

Conversion Price:

Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the Note is being converted in the following name and to the following address:

Issue to:

Facsimile Number:

Authorization:

By:
Title:
Dated:

If electronic book entry transfer, complete the following:
Account Number:
Transaction Code Number:

COMPANY ACKNOWLEDGEMENT TO CONVERSION NOTICE

ACKNOWLEDGED AND AGREED: CERISTAR, INC.

By:___________________________________
Name: Title:

Date:

IRREVOCABLE STOCK OR BOND POWER

For Value received, the undersigned does (do) hereby sell, assign, and transfer to:

❖    If stock, complete this portion:

shares of the                                                       stock of_

represented by certificate(s) Number(s)_

In the name of the undersigned on the books of said company.

❖    If Bonds, complete this portion:

bonds of  IMHI (fka Ceristar, Inc.)

in the principal amount of  $175,000 Number(s) November 25, 2003 inclusive standing in the name of the undersigned on books of said company.

The undersigned does (do) hereby irrevocably constitute and appoint
[Missing Graphic Reference]

attorney to transfer the said stock or bond(s), as the case may be, on the books of said company, with full power of substitution in the premises.
Date

CERISTAR, INC.PROMISSORY NOTE
$35,000.00
Original Issue Date: May 28, 2004

FOR VALUE RECEIVED, the undersigned, CERISTAR, INC., a Delaware corporation with offices at 50 West Broadway, Suite 1100, Salt Lake City, UT, 84101 (the "Maker"), unconditionally promises to pay to the order of SOVCAP EQUITY PARTNERS, LTD., a Bahamas corporation, or its registered assigns (the "Holder"), at its office at c/o Lion Corporate Securities Ltd., Cumberland House #27, Cumberland Street, P.O. Box N-10818, Nassau, New Providence, The Bahamas or at such other place as may be designated by the holder hereof in writing, the principal sum of THIRTY-FIVE THOUSAND DOLLARS ($35,000.00), without interest, except as specified herein.

1. Payments. The Maker agrees to pay the principal of this Note within ten (10) days following demand from the Holder requesting payment, which demand may be made at any time after the 120th day following the issue date of this Note. The Maker shall have the right to prepay this Note in whole at any time or in part from time to time. Any payments, including prepayments, of principal of this Note, whether upon demand, at the option of the Company, upon default or otherwise shall include a repayment premium equal to the product of (a) the Repayment Percentage (as defined below) and (b) the number of thirty (30) day periods (rounded up to the next whole number) (each 30-day period referred to as a "Monthly Period") that this Note has been outstanding (computed from the date of issuance of this Note to the date of payment) but in no event higher than the maximum amount permitted by law. For purposes of this Note, the Repayment Percentage shall mean one and one-half percent (1.5%) of the outstanding principal amount of this Note. All payments by the Maker on account of principal, premium, interest or fees hereunder shall be made in money of the United States of America that at the time of payment is legal tender, by wire transfer of immediately available funds.

2. Interest. Without limiting any of the tights of the holder of this Note under Section 4 of this Note, if any payment of principal or premium thereon is not made when the same shall become due and payable hereunder, interest shall accrue thereon at a rate per annum equal to twelve percent (12%) per annum. Notwithstanding anything to the contrary contained herein, no payments that are considered interest shall accrue or be payable at a rate in excess of the maximum amount permitted by law.

3. Use of Proceeds. The Company agrees use the proceeds from the sale and issuance of the Bridge Notes only for payment of following expenses:

a. May 2004 budget, as provided by the Company in attached Exhibit B

b. Consulting fees, as agreed

4. Conversion.

(a) At any time after the date that is 120 days following the issue date of this Note and from time to time, the Holder may convert all or any portion of this Note, together with the Repayment Percentage, and accrued and unpaid interest and fees due on this Note (the "Conversion Amount") into shares of common stock of the Maker (the "Common Stock").

(b) If the Holder elects to convert less than the full principal amount of this Note, the Maker shall issue a Note in substantially the same form as this Note, except that the principal amount shall be reduced by the principal amount so converted (exclusive of the redemption premium).

(c) The number of shares of Common Stock issuable upon conversion of this Note is equal to the quotient of the Conversion Amount of that portion of the Note being converted divided by the Conversion Price. Fractional shares will not be issued. In lieu of any fraction of a share, the Maker shall deliver its check for the dollar amount of the less than full share remainder. For purposes of this Note, the "Conversion Price" shall mean the product of (a) .75 and (b) the average closing bid price of the Common Stock for the five trading days ending on the trading day immediately preceding the Conversion Date.

(d) To convert this Note into Common Stock, (the "Conversion Date"), the Holder hereof shall (A) deliver or transmit by facsimile, for receipt on or prior to 11:59 P.M., Eastern Time, on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit A (the "Conversion Notice") to the Maker or its designated transfer agent for its Common Stock (the "Transfer Agent"), and (B) surrender to a common carrier for delivery to the Maker or the Transfer Agent as soon as practicable following such date, this Note (or an indemnification undertaking with respect to such shares in the case of the loss, theft, or destruction of this Note) and the originally executed Conversion Notice. The date the Maker receives the Conversion Note and this Note is hereinafter the "Conversion Date."

(e) Upon receipt by the Maker of a facsimile copy of a Conversion Notice, the Maker shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to Holder. Upon receipt by the Maker or the Transfer Agent of the Note to be converted pursuant to a Conversion Notice, together with the originally executed Conversion Notice, the Maker or the Transfer Agent (as applicable) shall, within five (5) business days following the date of receipt, (A) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of Holder or its designee, for the number of shares of Common Stock to which Holder shall be entitled or (B) credit the aggregate number of shares of Common Stock to which such Holder shall be entitled to the Holder's or its designee's balance account at The Depository Trust Company.

(f) The Person or persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the "Record Holder" or Holder of such shares of Common Stock on the Conversion Date.

(g) If the Maker shall fail to issue to Holder within five (5) business days following the date of receipt by the Maker or the Transfer Agent of this Note to be converted pursuant to a Conversion Notice, a certificate for the number of shares of Common Stock to which each Holder is entitled upon Holder's conversion of this Note, in addition to all other available remedies which such Holder may pursue hereunder, the Maker shall pay additional damages to Holder on each day after the fifth (5th) business day following the date of receipt by the Maker or the Transfer Agent an amount equal to 1.0% of the product of (A) the number of shares of Common Stock not issued to Holder and to which Holder is entitled multiplied by (B) the Closing Bid Price of the Common Stock on the business day following the date of receipt by the Maker or the Transfer Agent of the Conversion Notice. The foregoing notwithstanding, Holder at its option may withdraw a Conversion Notice, and remain a Holder of this Note, if Holder has otherwise complied with this Section 4.

(h) If any adjustment to the Conversion Price to be made pursuant to clause (j) of this Section 4 becomes effective immediately after a record date for an event as therein described, and conversion occurs prior to such event but after the record date, the Maker may defer issuing, delivering, or paying to Holder any additional shares of Common Stock or check for any cash remainder required by reason of such adjustment until the occurrence of such event, provided that the Maker delivers to Holder a due bill or other appropriate instrument evidencing the Holders' right to receive such additional shares or check upon the occurrence of the event giving rise to the adjustment.

(i)           Until such time as this Note has been fully redeemed, the Maker shall reserve out of its authorized but unissued Common Stock enough shares of Common Stock to permit the conversion of the entire Redemption Price and all accrued and unpaid interest due on this Note at any time. All shares of Common Stock issued upon conversion of this Note shall be fully paid and nonassessable. The Maker covenants that if any shares of Common Stock,

required to be reserved for purposes of conversion of this Note hereunder, require registration with or approval of any governmental authority under any federal or state law or listing upon any national securities exchange before such shares may be issued upon conversion, the Maker shall in good faith, as expeditiously as possible, endeavor to cause such shares to be duly registered,

approved or listed, as the case may be.

(j)      The Conversion Price shall be subject to adjustment from time to time as follows:

(i)      If the Maker at any time subdivides (by any stock split, stock dividend, recapitalization, or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Maker at any time combines (by combination, reverse stock split, or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

(ii)     Prior to the consummation of any Organic Change (as defined below), the Maker will make appropriate provision (in form and substance satisfactory to the Holder to insure that Holder will thereafter have the right to acquire and receive in lieu of, or in addition to, (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of this Holder's Note, such shares of stock, securities, or assets as may be issued or payable with respect to, or in exchange for, the number of shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of this Note had such Organic Change not taken place. In any such case, the Maker will make appropriate provision (in form and substance satisfactory to Holder with respect to such Holder's rights and interests to insure that the provisions of this clause (j) will thereafter be applicable. The Maker will not effect any such consolidation, merger, or sale, unless prior to the consummation thereof the successor entity (if other than the Maker) resulting from consolidation or merger or the entity purchasing such assets assumes, by written instrument (in form and substance satisfactory to Holder), the obligation to deliver to Holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions, that Holder may be entitled to acquire. For purposes of this Agreement, "Organic Change" means any recapitalization, reorganization, reclassification, consolidation, merger, or sale of all or substantially all of the Maker's assets to another Person (as defined below), or other similar transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities, or assets with respect to or in exchange for Common Stock; and "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, and a government or any department or agency thereof.

(k)     The Holder shall be entitled to piggyback registration rights with respect to the shares of Common Stock issuable upon conversion of this Note by the Holder. The Company agrees to include such shares on the first available registration, including forms S-l, SB-2 or S-3, filed by the Company with Securities and Exchange Commission.

(1)      Unless the Note is under Default (as defined in Section 5 of the Note) or unless prior to an Organic Change (as defined in Section 4(j)(ii) of the Note), in no event shall the Holder be entitled to convert the Notes in excess of that number, which upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 9.99% of the outstanding shares of the Common Stock following the conversion. For purposes of the foregoing proviso, the aggregate number of shares of common stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion or exercise of the Notes with respect to which the determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining unconverted Notes owned by the Holder or its affiliates, and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the holder and it affiliates. Except as set forth in the preceding sentence, for purposes of this Section 4(1), beneficial ownership shall be calculated in accordance with Section 13(d) of the 1934 Act.

5. Events of Default. If any of the following conditions or events shall occur and be continuing: (a) the Maker shall default in the payment of principal of this Note when the same becomes due and payable; (b) the Maker shall admit in writing its inability to pay its debts as such debts become due; (c) the Maker shall make a general assignment for the benefit of creditors; (d) the Maker shall commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect); (e) the Maker shall file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, or adjustment of debts; (f) there shall have been instituted against the Maker any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings for relief under the Federal Bankruptcy Code or any other law relating to bankruptcy, insolvency or adjustment of debts, which are not dismissed within sixty (60) days after such institution; or (g) the Maker shall take any action for the purposes of effecting any of the foregoing; then, and in any such event, the Holder may at any time (unless all defaults shall theretofore have been remedied) at its option, declare this Note to be due and payable, whereupon this Note shall forthwith mature and become due and payable, together with interest accrued thereon, without presentment, demand, protest or notice, all of which are hereby waiver.

6. NEGATIVE COVENANTS. The provisions of this Section 6 shall remain in effect so long as any of the Bridge Notes shall remain outstanding.

(a)     Restrictions on Debt. Hereafter, the Company will not create, assume, or incur or become or at any time be liable in respect of, any Debt, except: Bridge Notes issued pursuant to this Agreement; Debt outstanding on the date hereof to the extent reflected on the most recent balance sheet of the Company or incurred in the ordinary course of business thereafter and debt incurred to accomplish duties and obligations of the Company under contracts to provide customer premises equipment, services, or other related obligations to existing or new customers of the Company as a result of business contracts; Purchase money security interests not to exceed $250,000 per year; and Secured debt in an aggregate principal amount up to $20 million.
(i)      Definition of Debt. For purposes of this Agreement, the capitalized term "Debt" of any Person shall mean: all indebtedness of such Person for borrowed money, including without limitation obligations evidenced by bonds, debentures, Bridge Notes, or other similar instrument; all indebtedness guaranteed in any manner by such Person, or in effect guaranteed by such Person through an agreement to purchase, contingent or otherwise; all accounts payable which, to the knowledge of such Person, have remained unpaid for a period of 90 days after the same become due and payable in accordance with their respective terms taking into account any grace period relating to the due date expressly set forth in the applicable invoice with respect to the payment of such accounts payable; all indebtedness secured by any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in property owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness; all indebtedness created or arising under any conditional sale agreement or lease in the nature thereof (including obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capitalized leases) (but excluding operating leases) or other title retention agreement with respect to property acquired by such Person, even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession of such property all bankers' acceptances and letters of credit; and liabilities in respect of unfunded vested benefits under Plans covered by Title IV of ERISA.

(b)     Restrictions on Equity Sales. The Company will not offer or enter into an agreement to sell equity securities of the Company, under private placement memorandum or other private offering document or letter, whether of equity securities, convertible debt securities, or securities or instruments convertible into or exchangeable for debt or equity securities of the Company, except through an underwritten public offering or after receiving approval by the purchaser as described in 6(f) below.

    (c)     Restrictions on Transactions with Affiliates. The Company will not make any loans or advances to any of its officers, shareholders, or Affiliates, other than expense advances made by the Company to its officers and employees in the ordinary course of business. The Company will not increase the salary of any executive officer, or the remuneration of any director.

(d)     Restrictions on Investments. Other than as permitted by this Agreement, the Company will not purchase or acquire or invest in, or agree to purchase or acquire or invest in the business, property, or assets of, or any securities of, any other company or business, provided however, that the Company may enter into contracts relating to the expansion of its business and may invest its Excess Cash as defined below in: securities issued or directly and fully guaranteed or insured by the United States government or any agency thereof having maturities of not more than one year from the date of acquisition; certificates of deposit or eurodollar certificates of deposit, having maturities of not more than one hundred eighty days from the date of acquisition, or one year from the date of acquisition in the case of certificates of deposit or eurodollar certificates of deposit being used to secure the Company's reimbursement obligations under letters of credit (provided that nothing contained herein shall be construed to permit letters of credit not otherwise permitted under this Agreement); commercial paper of any Person that is not a subsidiary or an Affiliate of the Company, maturing within one hundred eighty days after the date of acquisition; bank loan participations; and money market instruments having maturities of not more than one hundred eighty days from the date of acquisition, or one year from the date of acquisition in the case of money market instruments being used to secure the Company's reimbursement obligations under letters of credit (provided that nothing contained herein shall be construed to permit letters of credit not otherwise permitted under this Agreement); in all cases of such credit quality as a prudent business person would invest in. As used in this Section, "Excess Cash" shall mean that portion of the proceeds of the Bridge Notes that has not been invested as described in Section 3 hereof.

(e)     Change in Business; Operations. The Company will not cause or effect any change in or addition to the primary business of the Company that has not been approved by Purchaser, such that more than 20% of the consolidated net earnings of the Company are derived from a business other than the business in which the Company was engaged on the date hereof as reflected in the applicable last SEC Document filed prior to the First Closing ("Change in

Business"). The business of the Company and its subsidiaries shall not be conducted in violation of any law, ordinance, or regulation of any governmental entity.

(f)      Exceptions With Consent of Purchasers. The Company may seek an exception to any prohibited action under this Section by first, giving written notice to Purchaser of Bridge Note under this Agreement, along with copies of all documentation requested by any Purchaser relating to such requested exception, and second, in the sole discretion of Purchaser, satisfactorily responding to any Purchaser inquiries about the requested action. The Company may undertake any such requested action otherwise prohibited by this Section 6 only after receiving the advance written consent of Purchaser hereunder.

7. No Waiver; Rights and Remedies Cumulative. No failure on the part of the holder of this Note to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the holder of this Note of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any remedies or rights provided by law or by any other agreement between the Maker and the Holder.

8. Costs and Expenses. The Maker shall reimburse the holder of this Note for all costs and expenses incurred by it, and shall pay the reasonable fees and disbursements of counsel to the holder of this Note, in connection with the enforcement of the holder's rights hereunder, whether or not legal proceedings are initiated.

9. Amendments. No amendment, modification or waiver of any provision of this Note nor consent to any departure by the Maker therefrom shall be effective unless the same shall be in writing and signed by the holder of this Note and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

10. Governing Law; Jurisdiction and Service of Process. This Note shall be governed by and construed in accordance with the laws of the State of Utah, without giving effect to conflict of laws. The Maker hereby irrevocably consents to the jurisdiction of the courts of the State of Utah and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Note, any document or instrument delivered pursuant to, in connection with, or simultaneously with, this Note or a breach of this Note or any such document or instrument. In any such action or proceeding, the Maker waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 11 of this Note. Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Maker shall appear or answer such summons, complaint, or other process. Should the Maker so served fail to appear or answer within such 30-day period or such extended period, as the case may be, the Maker shall be deemed in default and judgment may be entered by the Holder against the Maker as demanded in any summons, complaint, or other process so served.

11. Successors and Assigns. This Note shall be binding upon the Maker and its successors and permitted assigns and the terms hereof shall inure to the benefit of the Holder and its successors and assigns, including subsequent holders hereof.

12. Notice. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received: (a) upon hand delivery (receipt acknowledged) or delivery by telecopy or facsimile (with transmission confirmation report) if delivered on a business day during normal business hours where such notice is to be received, or the first business day following such delivery if delivered other than on a business day during normal business hours where such notice is to be received; or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever first shall occur, to the address set forth above or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 10 except that such change shall not be effective until actual receipt thereof.

13. Severability. The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Note in any jurisdiction.

14. Waiver of Notice. The Maker hereby waives presentment, demand for payment, protest, notice of protest and all other demands or notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

15. Set-off, Counterclaim. In the event the holder hereof seeks to enforce its rights under this Note, the Maker waives the right to interpose any set-off or counterclaim of any nature or description against the holder.

16. Headings. The headings in this Note are solely for the convenience of reference and shall be given no effect in the construction or interpretation of this Note.

[signature on next page]

IN WITNESSETH WHEREOF, the undersigned has duly executed this Note as date first above written.

CERISTAR, INC.

[CORPORATE SEAL]

EXHIBIT A

CONVERSION NOTICE

Reference is made to terms and conditions of the Note, dated April 14, 2004, in the principal amount of $35,000.00, and registered in the name of SovCap Equity Partners, Ltd {NAME OF HOLDER} (the "Note"). In accordance with and pursuant to the terms of the Note, the undersigned hereby elects to
convert $                                in principal amount of the Note into shares of Common Stock, $.001 par value per share (the "Common Stock"), of the Company, by tendering the original Note specified below as of the date specified below.

Date of Conversion:

Principal Amount of Note to be converted: Redemption Premium Accrued Interest and/or Fees

Total Amount of Note to be Converted

Please confirm the following information:

Conversion Price:

Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the Note is being converted in the following name and to the following address:

Issue to:

Facsimile Number:

Authorization:

By:

Title:

Dated:

If electronic book entry transfer, complete the following:
Account Number:
Transaction Code Number:

Date 11/4/07
Signature BY:    BARRY W. HERMAN PRESIDENT

COMPANY ACKNOWLEDGEMENT TO CONVERSION NOTICE

ACKNOWLEDGED AND AGREED: CERISTAR, INC.

By:
Name: Title:

Date:

EXHIBIT B CERISTAR BUDGET, DATED APRIL 14, 2004
Unit Name CeriStar, Inc. (CTRI) Fiscal Year 2004 Budget month May 1, 2004
Net Investment Ending cash balance
Qwest

22,000

22,000
American Fork Fiber

1,500

1,500

3,000
Provo City utilities

1,978

1,978
Provo Cable

1,464

1,464
Other/Eschelon

4,000

4,000
Cost of goods sold

1,500

30,942

32,442
Salaries

32,000

32,000

64,000
Commissions

15,000

15,000
Health insurance

5,800

5,800
Office rent

3,967

3,967
D&O Insurance

5,609

5,609
Billing expenses

720

720
Customer service

0
Employee expenses

7,500

7,500

15,000
Audit & Tax

5,000

5,000
Legal

20,000

20,000
Supplies

1,000

1,000
Marketing

2,000

2,000
Sales tax

0
Website

1,000

1,000
Miscellaneous

1,000

1,000
S.G&A

56,596
0
83,500
0
140,096
Network capex

7,300

7,300
Move-ins

13,000

13,000
Other

0
Test equipment

0
Switch move to FiberNet

5,000

5,000
Pulver FreeWorld Dial-up

0
Parkway Phase 2

0
Equipment

25,300
0
0
0
25,300
Conference/marketing

1,000

1,000
Aggregate Networks

3,000

3,000
AlphaWest Capital

2,000

2,000
Fundraising

0
Consulting expenses

5,000

5,000
Research

0
B of D stipend

0
Interest expense - UTFC

o
Interest expense - Ridgeline

0
Other

9,000
0
2,000
0
11,000
Total Expenses

92,396
0
116,442
0
208,838
FourfhGear

1,000

1,000

Office Team

1,500

1,500

David Burns

500

500

Earl Demorest

0

Internal revenue

0

Utah state tax commission

0

Vocal Data

10,000

10,000

20,000

Genuity

500

500

1,000

Ed Ekstrom

0

Dave Bailey credit card

0

American Banknote

0

Westchester invesment Ptnrs

0

George Kiser, et al

1,000

1,000

Work Comp

1,100

1,100

Xtend Communications

2,500

2,500

Swindler, Berlin

5,000

5,000

Sreve Stewart

0

Accounts payable

23,100
0
30,500
0
53,600

Total budget
Total budget                                      (115,496)         0 |          (140,386)                                                   0| (255,882)

Submitted by:                         Rob Lester
Date Updated:                       May 10, 2004

CTRIPromissory Note_052804

IRREVOCABLE STOCK OR BOND POWER

For Value received, the undersigned does (do) hereby sell, assign, and transfer to:

❖ If stock, complete this portion:

shares of the                                                       stock of
represented by certificate(s) Number(s)
In the name of the undersigned on the books of said company.

❖ If Bonds, complete this portion:

bonds of IMHI (fka Ceristar, Inc.)

in the principal amount of $ 35,000 Number(s) May 28, 2009

inclusive standing in the name of the undersigned on books of said company.

The undersigned does (do) hereby irrevocably constitute and appoint attorney to transfer the said stock or bond(s), as the case may be, on the books of said company, with full power of substitution in the premises.

SOVCAP EQUITY PARTNERS. LTD

Signature

Date

Date 11-4-07

Signature
BY: BARRY W. HERMAN PRESIDENT

CERISTAR, INC. PROMISSORY NOTE

$69,000.00

Original Issue Date:
June 16, 2004

FOR VALUE RECEIVED, the undersigned, CERISTAR, INC., a Delaware corporation with offices at 50 West Broadway, Suite 1100, Salt Lake City, UT, 84101 (the "Maker"), unconditionally promises to pay to the order of SOVCAP EQUITY PARTNERS, LTD., a Bahamas corporation, or its registered assigns (the "Holder"), at its office at c/o Lion Corporate Securities Ltd., Cumberland House #27, Cumberland Street, P.O. Box N-10818, Nassau, New Providence, The Bahamas or at such other place as may be designated by the holder hereof in writing, the principal sum of SIXTY-NINE THOUSAND DOLLARS ($69,000.00), without interest, except as specified herein.

1. Payments. The Maker agrees to pay the principal of this Note within ten (10) days following demand from the Holder requesting payment, which demand may be made at any time after the 120th day following the issue date of this Note. The Maker shall have the right to prepay this Note in whole at any time or in part from time to time. Any payments, including prepayments, of principal of this Note, whether upon demand, at the option of the Company, upon default or otherwise shall include a repayment premium equal to the product of (a) the Repayment Percentage (as defined below) and (b) the number of thirty (30) day periods (rounded up to the next whole number) (each 30-day period referred to as a "Monthly Period") that this Note has been outstanding (computed from the date of issuance of this Note to the date of payment) but in no event higher than the maximum amount permitted by law. For purposes of this Note, the Repayment Percentage shall mean one and one-half percent (1.5%) of the outstanding principal amount of this Note. All payments by the Maker on account of principal, premium, interest or fees hereunder shall be made in money of the United States of America that at the time of payment is legal tender, by wire transfer of immediately available funds.

2. Interest. Without limiting any of the rights of the holder of this Note under Section 4 of this Note, if any payment of principal or premium thereon is not made when the same shall become due and payable hereunder, interest shall accrue thereon at a rate per annum equal to twelve percent (12%) per annum. Notwithstanding anything to the contrary contained herein, no payments that are considered interest shall accrue or be payable at a rate in excess of the maximum amount permitted by law.

3. Use of Proceeds. The Company agrees use the proceeds from the sale and issuance of the Bridge Notes only for payment of following expenses:

a.	June 2004 operating budget, as provided by the Company in attached Exhibit B

b. Consulting fees, as agreed

4. Conversion.

(a) At any time after the date that is 120 days following the issue date of this Note and from time to time, the Holder may convert all or any portion of this Note, together with the Repayment Percentage, and accrued and unpaid interest and fees due on this Note (the "Conversion Amount") into shares of common stock of the Maker (the "Common Stock").

(b) If the Holder elects to convert less than the full principal amount of this Note, the Maker shall issue a Note in substantially the same form as this Note, except that the principal amount shall be reduced by the principal amount so converted (exclusive of the redemption premium).

(c) The number of shares of Common Stock issuable upon conversion of this Note is equal to the quotient of the Conversion Amount of that portion of the Note being converted divided by the Conversion Price. Fractional shares will not be issued. In lieu of any fraction of a share, the Maker shall deliver its check for the dollar amount of the less than full share remainder. For purposes of this Note, the "Conversion Price" shall mean the product of (a) .75 and (b) the average closing bid price of the Common Stock for the five trading days ending on the trading day immediately preceding the Conversion Date.

(d) To convert this Note into Common Stock, (the "Conversion Date"), the Holder hereof shall (A) deliver or transmit by facsimile, for receipt on or prior to 11:59 P.M., Eastern Time, on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit A (the "Conversion Notice") to the Maker or its designated transfer agent for its Common Stock (the "Transfer Agent"), and (B) surrender to a common carrier for delivery to the Maker or the Transfer Agent as soon as practicable following such date, this Note (or an indernnification undertaking with respect to such shares in the case of the loss, theft, or destruction of this Note) and the originally executed Conversion Notice. The date the Maker receives the Conversion Note and this Note is hereinafter the "Conversion Date."

(e) Upon receipt by the Maker of a facsimile copy of a Conversion Notice, the Maker shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to Holder. Upon receipt by the Maker or the Transfer Agent of the Note to be converted pursuant to a Conversion Notice, together with the originally executed Conversion Notice, the Maker or the Transfer Agent (as applicable) shall, within five (5) business days following the date of receipt, (A) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of Holder or its designee, for the number of shares of Common Stock to which Holder shall be entitled or (B) credit the aggregate number of shares of Common Stock to which such Holder shall be entitled to the Holder's or its designee's balance account at The Depository Trust Company.

(f) The Person or persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the "Record Holder" or Holder of such shares of Common Stock on the Conversion Date.

(g) If the Maker shall fail to issue to Holder within five (5) business days following the date of receipt by the Maker or the Transfer Agent of this Note to be converted pursuant to a Conversion Notice, a certificate for the number of shares of Common Stock to which each Holder is entitled upon Holder's conversion of this Note, in addition to all other available remedies which such Holder may pursue hereunder, the Maker shall pay additional damages to Holder on each day after the fifth (5th) business day following the date of receipt by the Maker or the Transfer Agent an amount equal to 1.0% of the product of (A) the number of shares of Common Stock not issued to Holder and to which Holder is entitled multiplied by (B) the Closing Bid Price of the Common Stock on the business day following the date of receipt by the Maker or the Transfer Agent of the Conversion Notice. The foregoing notwithstanding, Holder at its option may withdraw a Conversion Notice, and remain a Holder of this Note, if Holder has otherwise complied with this Section 4.

(h) If any adjustment to the Conversion Price to be made pursuant to clause (j) of this Section 4 becomes effective immediately after a record date for an event as therein described, and conversion occurs prior to such event but after the record date, the Maker may defer issuing, delivering, or paying to Holder any additional shares of Common Stock or check for any cash remainder required by reason of such adjustment until the occurrence of such event, provided that the Maker delivers to Holder a due bill or other appropriate instrument evidencing the Holders' right to receive such additional shares or check upon the occurrence of the event giving rise to the adjustment.

(i)           Until such time as this Note has been fully redeemed, the Maker shall reserve out of its authorized but unissued Common Stock enough shares of Common Stock to permit the conversion of the entire Redemption Price and all accrued and unpaid interest due on this Note at any time. All shares of Common Stock issued upon conversion of this Note shall be fully paid and nonassessable. The Maker covenants that if any shares of Common Stock,

required to be reserved for purposes of conversion of this Note hereunder, require registration with or approval of any governmental authority under any federal or state law or listing upon any national securities exchange before such shares may be issued upon conversion, the Maker shall in good faith, as expeditiously as possible, endeavor to cause such shares to be duly registered,

approved or listed, as the case may be.

(j)      The Conversion Price shall be subject to adjustment from time to time as follows:

(i)      If the Maker at any time subdivides (by any stock split, stock dividend, recapitalization, or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Maker at any time combines (by combination, reverse stock split, or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

(ii)     Prior to the consummation of any Organic Change (as defined below), the Maker will make appropriate provision (in form and substance satisfactory to the Holder to insure that Holder will thereafter have the right to acquire and receive in lieu of, or in addition to, (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of this Holder's Note, such shares of stock, securities, or assets as may be issued or payable with respect to, or in exchange for, the number of shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of this Note had such Organic Change not taken place. In any such case, the Maker will make appropriate provision (in form and substance satisfactory to Holder with respect to such Holder's rights and interests to insure that the provisions of this clause (j) will thereafter be applicable. The Maker will not effect any such consolidation, merger, or sale, unless prior to the consummation thereof the successor entity (if other than the Maker) resulting from consolidation or merger or the entity purchasing such assets assumes, by written instrument (in form and substance satisfactory to Holder), the obligation to deliver to Holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions, that Holder may be entitled to acquire. For purposes of this Agreement, "Organic Change" means any recapitalization, reorganization, reclassification, consolidation, merger, or sale of all or substantially all of the Maker's assets to another Person (as defined below), or other similar transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities, or assets with respect to or in exchange for Common Stock; and "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, and a government or any department or agency thereof.

(k)     The Holder shall be entitled to piggyback registration rights with respect to the shares of Common Stock issuable upon conversion of this Note by the Holder. The Company agrees to include such shares on the first available registration, including forms S-l, SB-2 or S-3, filed by the Company with Securities and Exchange Commission.

(1)      Unless the Note is under Default (as defined in Section 5 of the Note) or unless prior to an Organic Change (as defined in Section 4(j)(ii) of the Note), in no event shall the Holder be entitled to convert the Notes in excess of that number, which upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 9.99% of the outstanding shares of the Common Stock following the conversion. For purposes of the foregoing proviso, the aggregate number of shares of common stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion or exercise of the Notes with respect to which the determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining unconverted Notes owned by the Holder or its affiliates, and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the holder and it affiliates. Except as set forth in the preceding sentence, for purposes of this Section 4(1), beneficial ownership shall be calculated in accordance with Section 13(d) of the 1934 Act.

5. Events of Default. If any of the following conditions or events shall occur and be continuing: (a) the Maker shall default in the payment of principal of this Note when the same becomes due and payable; (b) the Maker shall admit in writing its inability to pay its debts as such debts become due; (c) the Maker shall make a general assignment for the benefit of creditors; (d) the Maker shall commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect); (e) the Maker shall file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, or adjustment of debts; (f) there shall have been instituted against the Maker any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings for relief under the Federal Bankruptcy Code or any other law relating to bankruptcy, insolvency or adjustment of debts, which are not dismissed within sixty (60) days after such institution; or (g) the Maker shall take any action for the purposes of effecting any of the foregoing; then, and in any such event, the Holder may at any time (unless all defaults shall theretofore have been remedied) at its option, declare this Note to be due and payable, whereupon this Note shall forthwith mature and become due and payable, together with interest accrued thereon, without presentment, demand, protest or notice, all of which are hereby waiver.

6. NEGATIVE COVENANTS. The provisions of this Section 6 shall remain in effect so long as any of the Bridge Notes shall remain outstanding.

(a)     Restrictions on Debt. Hereafter, the Company will not create, assume, or incur or become or at any time be liable in respect of, any Debt, except: Bridge Notes issued pursuant to this Agreement; Debt outstanding on the date hereof to the extent reflected on the most recent balance sheet of the Company or incurred in the ordinary course of business thereafter and debt incurred to accomplish duties and obligations of the Company under contracts to provide customer premises equipment, services, or other related obligations to existing or new customers of the Company as a result of business contracts; Purchase money security interests not to exceed $250,000 per year; and Secured debt in an aggregate principal amount up to $20 million.
(i)      Definition of Debt. For purposes of this Agreement, the capitalized term "Debt" of any Person shall mean: all indebtedness of such Person for borrowed money, including without limitation obligations evidenced by bonds, debentures, Bridge Notes, or other similar instrument; all indebtedness guaranteed in any manner by such Person, or in effect guaranteed by such Person through an agreement to purchase, contingent or otherwise; all accounts payable which, to the knowledge of such Person, have remained unpaid for a period of 90 days after the same become due and payable in accordance with their respective terms taking into account any grace period relating to the due date expressly set forth in the applicable invoice with respect to the payment of such accounts payable; all indebtedness secured by any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in property owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness; all indebtedness created or arising under any conditional sale agreement or lease in the nature thereof (including obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capitalized leases) (but excluding operating leases) or other title retention agreement with respect to property acquired by such Person, even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession of such property all bankers' acceptances and letters of credit; and liabilities in respect of unfunded vested benefits under Plans covered by Title IV of ERISA.

(b) Restrictions on Equity Sales. The Company will not offer or enter into an agreement to sell equity securities of the Company, under private placement memorandum or other private offering document or letter, whether of equity securities, convertible debt securities, or securities or instruments convertible into or exchangeable for debt or equity securities of the Company, except through an underwritten public offering or after receiving approval by the purchaser as described in 6(f) below.

(c) Restrictions on Transactions with Affiliates. The Company will not make any loans or advances to any of its officers, shareholders, or Affiliates, other than expense advances made by the Company to its officers and employees in the ordinary course of business. The Company will not increase the salary of any executive officer, or the remuneration of any director.

(d) Restrictions on Investments. Other than as permitted by this Agreement, the Company will not purchase or acquire or invest in, or agree to purchase or acquire or invest in the business, properly, or assets of, or any securities of, any other company or business, provided however, that the Company may enter into contracts relating to the expansion of its business and may invest its Excess Cash as defined below in: securities issued or directly and fully guaranteed or insured by the United States government or any agency thereof having maturities of not more than one year from the date of acquisition; certificates of deposit or eurodollar certificates of deposit, having maturities of not more than one hundred eighty days from the date of acquisition, or one year from the date of acquisition in the case of certificates of deposit or eurodollar certificates of deposit being used to secure the Company's reimbursement obligations under letters of credit (provided that nothing contained herein shall be construed to permit letters of credit not otherwise permitted under this Agreement); commercial paper of any Person that is not a subsidiary or an Affiliate of the Company, maturing within one hundred eighty days after the date of acquisition; bank loan participations; and money market instruments having maturities of not more than one hundred eighty days from the date of acquisition, or one year from the date of acquisition in the case of money market instruments being used to secure the Company's reimbursement obligations under letters of credit (provided that nothing contained herein shall be construed to permit letters of credit not otherwise permitted under this Agreement); in all cases of such credit quality as a prudent business person would invest in. As used in this Section, "Excess Cash" shall mean that portion of the proceeds of the Bridge Notes that has not been invested as described in Section 3 hereof.

(e)     Change in Business; Operations. The Company will not cause or effect any change in or addition to the primary business of the Company that has not been approved by Purchaser, such that more than 20% of the consolidated net earnings of the Company are derived from a business other than the business in which the Company was engaged on the date hereof as reflected in the applicable last SEC Document filed prior to the First Closing ("Change in

Business"). The business of the Company and its subsidiaries shall not be conducted in violation of any law, ordinance, or regulation of any governmental entity.

(f)     Exceptions With Consent of Purchasers. The Company may seek an exception to any prohibited action under this Section by first, giving written notice to Purchaser of Bridge Note under this Agreement, along with copies of all documentation requested by any Purchaser relating to such requested exception, and second, in the sole discretion of Purchaser, satisfactorily responding to any Purchaser inquiries about the requested action. The Company may undertake any such requested action otherwise prohibited by this Section 6 only after receiving the advance written consent of Purchaser hereunder.

7. No Waiver; Rights and Remedies Cumulative. No failure on the part of the holder of this Note to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the holder of this Note of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any remedies or rights provided by law or by any other agreement between the Maker and the Holder.

8. Costs and Expenses. The Maker shall reimburse the holder of this Note for all costs and expenses incurred by it, and shall pay the reasonable fees and disbursements of counsel to the holder of this Note, in connection with the enforcement of the holder's rights hereunder, whether, or not legal proceedings are initiated.

9. Amendments. No amendment, modification or waiver of any provision of this Note nor consent to any departure by the Maker therefrom shall be effective unless the same shall be in writing and signed by the holder of this Note and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

10. Governing Law; Jurisdiction and Service of Process. This Note shall be governed by and construed in accordance with the laws of the State of Utah, without giving effect to conflict of laws. The Maker hereby irrevocably consents to the jurisdiction of the courts of the State of Utah and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Note, any document or instrument delivered pursuant to, in connection with, or simultaneously with, this Note or a breach of this Note or any such document or instrument. In any such action or proceeding, the Maker waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 11 of this Note. Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Maker shall appear or answer such summons, complaint, or other process. Should the Maker so served fail to appear or answer within such 30-day period or such extended period, as the case may be, the Maker shall be deemed in default and judgment may be entered by the Holder against the Maker as demanded in any summons, complaint, or other process so served.

11. Successors and Assigns. This Note shall be binding upon the Maker and its successors and permitted assigns and the terms hereof shall inure to the benefit of the Holder and its successors and assigns, including subsequent holders hereof.

12. Notice. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received: (a) upon hand delivery (receipt acknowledged) or delivery by telecopy or facsimile (with transmission confirmation report) if delivered on a business day during normal business hours where such notice is to be received, or the first business day following such delivery if delivered other than on a business day during normal business hours where such notice is to be received; or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever first shall occur, to the address set forth above or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 10 except that such change shall not be effective until actual receipt thereof.

13. Severability. The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Note in any jurisdiction.

14. Waiver of Notice. The Maker hereby waives presentment, demand for payment, protest, notice of protest and all other demands or notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

15. Set-off, Counterclaim. In the event the holder hereof seeks to enforce its rights under this Note, the Maker waives the right to interpose any set-off or counterclaim of any nature or description against the holder.

16. Headings. The headings in this Note are solely for the convenience of reference and shall be given no effect in the construction or interpretation of this Note.

[signature on next page]

IN WITNESSETH WHEREOF, the undersigned has duly executed this Note as of the date first above written.

EXHIBIT A
CONVERSION NOTICE

Reference is made to terms and conditions of the Note, dated April 14, 2004, in the principal amount of $69,000.00, and registered in the name of SovCap Equity Partners, Ltd. {NAME OF HOLDER} (the "Note"). In accordance with and pursuant to the terms of the Note, the undersigned hereby elects to
convert $                                in principal amount of the Note into shares of Common Stock, $.001 par value per share (the "Common Stock"), of the Company, by tendering the original Note specified below as of the date specified below.

Date of Conversion:

Principal Amount of Note to be converted: Redemption Premium Accrued Interest and/or Fees

Total Amount of Note to be Converted

Please confirm the following information:

Conversion Price:

Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the Note is being converted in the following name and to the following address:

Issue to:

Facsimile Number:

Authorization:

By:

Title:

Dated:

If electronic book entry transfer, complete the following:
Account Number:
Transaction Code Number:

CTRIPromissory Note_061604                                                                                                                    - 1 -

COMPANY ACKNOWLEDGEMENT TO CONVERSION NOTICE

ACKNOWLEDGED AND AGREED: CERISTAR, INC.

By:
Name: Title:

Date:

CTRIPromissory Note_061604

EXHIBIT B CERISTAR JUNE OPERATING BUDGET

Supplier
United Healthcare

Ridgeline
Qwest
Vocal Data

Provo Cable
Provo City Utilities
Amer City Fork

Eschelon
Elliott Bay Eng
Highland Lakes
Advanced Tel Group

$5,924.00 $5,500.00 $25,000.00 $10,000.00 $1,400.00 $2,000.00 $1,500.00 $2,400.00 $880.00 $728.00 $521.99

Amount Current Amount Past Due Total
$5,924.00
$5,500.00 Parkway Eq. $20,000.00 $45,000.00 $9,159.00 $19,159.00 $1,528.16 $2,928.16 $2,015.34 $4,015.34

$1,500.00 Fiber Lease $2,400.00 Bandwidth $880.00 $728.00 Billing $521.99 Long Distance

Wired Attorney SEC Attorney

WIRED Settlement

$55,853.99
$35,358.95 $91,212.94

$10,000.00 $10,000.00

90000 30000 20000 20000 20000
25000 Equipment replacement
Payroll Schedule
Sub-total

Medicare	Soc Sec	Payday Totals	Annual Totals	Annual
43.50	166.00	3,229.50	83,967	78,000
36.25	185,00	2,691.25	69,973	65,000
41.83	178.85	3,105.29	80,738	75,000
18.07	77.26	1,341.48	34,379	32,400
33.46	143.08	2,484.23	64,590	60,000
33.46	143.08	2,484.23	64,590	60,000
15.62	66.77	1,159.31	30,142	28,000
33.46	143.08	2,484.23	64,590	0,000
33.46	14108	2,484.13	64,590	60,000
		2,000.00	48,000	48,000
		23.463,75	606,058	566.400

IRREVOCABLE STOCK OR BOND POWER

For Value received, the undersigned does (do) hereby sell, assign, and transfer to:

❖ if stock, complete this portion:

shares of the                                                       stock of

represented by certificate(s) Number(s)

In the name of the undersigned on the books of said company,

❖ If Bonds, complete this portion:

bonds of IMHI (fka Ceristar, Inc.)

in the principal amount of $ 69,000 Number(s) June 16, 2004

inclusive standing in the name of the undersigned on books of said company.

The undersigned does (do) hereby irrevocably constitute and appoint
[Missing Graphic Reference]

attorney to transfer the said stock or bond(s), as the case may be, on the books of said company, with full power of substitution in the premises.

Date
Signature BY:    BARRY W. HERMAN PRESIDENT

11/4/07
Date

CERISTAR, INC PROMISSORY NOTE

$55,000 00

Original Issue Date July 1,2004

FOR VALUE RECEIVED, the undersigned, CERISTAR, INC, a Delaware corporation with offices at 50 West Broadway, Suite 1100, Salt Lake City, UT, 84101 (the "Maker"), unconditionally promises to pay to the order of SOVCAP EQUITY PARTNERS, LTD, a Bahamas corporation, or its registered assigns (the "Holder"), at its office at c/o Lion Corporate Securities Ltd, Cumberland House #27, Cumberland Street, P O Box N-10818, Nassau, New Providence, The Bahamas or at such other place as may be designated by the holder hereof in writing, the principal sum of FIFTY-FIVE THOUSAND DOLLARS ($55,000.00), without interest, except as specified herein

1 Payments. The Maker agrees to pay the principal of this Note within ten (10) days following demand from the Holder requesting payment, which demand may be made at any time after the 120th day following the issue date of this Note The Maker shall have the right to prepay this Note in whole at any time or in part from time to time. Any payments, including prepayments, of principal of this Note, whether upon demand, at the option of the Company, upon default or otherwise shall include a repayment premium equal to the product of (a) the Repayment Percentage (as defined below) and (b) the number of thirty (30) day periods (rounded up to the next whole number) (each 30-day period referred to as a "Monthly Period") that this Note has been outstanding (computed from the date of issuance of this Note to the date of payment) but in no event higher than the maximum amount permitted by law For purposes of this Note, the Repayment Percentage shall mean one and one-half percent (15%) of the outstanding principal amount of this Note All payments by the Maker on account of principal, premium, interest or fees hereunder shall be made in money of the United States of America that at the time of payment is legal tender, by wire transfer of immediately available funds

2 Interest. Without limiting any of the rights of the holder of this Note under Section 4 of this Note, if any payment of principal or premium thereon is not made when the same shall become due and payable hereunder, interest shall accrue thereon at a rate per annum equal to twelve percent (12%) per annum Notwithstanding anything to the contrary contained herein, no payments that are considered interest shall accrue or be payable at a rate in excess of the maximum amount permitted by law

3 Use of Proceeds. The Company agrees use the proceeds from the sale and issuance of the Bridge Notes only for payment of following expenses:

Wired, LLC Settlement Agreement, Commitment Letter attached as Exhibit B
Pemberley development fiber-to-the-premises, equipment installation Consulting fees, as agreed

CTRIPromissory Note_061604

4 Conversion

(a) At any time after the date that is 120 days following the issue date of this Note and from time to time, the Holder may convert all or any portion of this Note, together with the Repayment Percentage, and accrued and unpaid interest and fees due on this Note (the "Conversion Amount") into shares of common stock of the Maker (the "Common Stock")

(b) If the Holder elects to convert less than the full principal amount of this Note, the Maker shall issue a Note in substantially the same form as this Note, except that the principal amount shall be reduced by the principal amount so converted (exclusive of the redemption premium)

(c) The number of shares of Common Stock issuable upon conversion of this Note is equal to the quotient of the Conversion Amount of that portion of the Note being converted divided by the Conversion Price Fractional shares will not be issued In lieu of any fraction of a share, the Maker shall deliver its check for the dollar amount of the less than full share remainder For purposes of this Note, the "Conversion Price" shall mean the product of (a) 75 and (b) the average closing bid price of the Common Stock for the five trading days ending on the trading day immediately preceding the Conversion Date

(d) To convert this Note into Common Stock, (the "Conversion Date"), the Holder hereof shall (A) deliver or transmit by facsimile, for receipt on or prior to 11 59 P.M., Eastern Time, on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit A (the "Conversion Notice") to the Maker or its designated transfer agent for its Common Stock (the "Transfer Agent"), and (B) surrender to a common carrier for delivery to the Maker or the Transfer Agent as soon as practicable following such date, this Note (or an indemnification undertaking with respect to such shares in the case of the loss, theft, or destruction of this Note) and the originally executed Conversion Notice The date the Maker receives the Conversion Note and this Note is hereinafter the "Conversion Date "

(e) Upon receipt by the Maker of a facsimile copy of a Conversion Notice, the Maker shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to Holder Upon receipt by the Maker or the Transfer Agent of the Note to be converted pursuant to a Conversion Notice, together with the originally executed Conversion Notice, the Maker or the Transfer Agent (as applicable) shall, within five (5) business days following the date of receipt, (A) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of Holder or its designee, for the number of shares of Common Stock to which Holder shall be entitled or (B) credit the aggregate number of shares of Common Stock to which such Holder shall be entitled to the Holder's or its designee's balance account at The Depository Trust Company

(f) The Person or persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the "Record Holder" or Holder of such shares of Common Stock on the Conversion Date

(g) If the Maker shall fail to issue to Holder within five (5) business days following the date of receipt by the Maker or the Transfer Agent of this Note to be converted pursuant to a Conversion Notice, a certificate for the number of shares of Common Stock to which each Holder is entitled upon Holder's conversion of this Note, in addition to all other available remedies which such Holder may pursue hereunder, the Maker shall pay additional damages to Holder on each day after the fifth (5th) business day following the date of receipt by the Maker or the Transfer Agent an amount equal to 1.0% of the product of (A) the number of shares of Common Stock not issued to Holder and to which Holder is entitled multiplied by (B) the Closing Bid Price of the Common Stock on the business day following the date of receipt by the Maker or the Transfer Agent of the Conversion Notice The foregoing notwithstanding, Holder at its option may withdraw a Conversion Notice, and remain a Holder of this Note, if Holder has otherwise complied with this Section 4

(h) If anv adjustment to the Conversion Price to be made pursuant to clause ffi of this Section 4 becomes effective immediately after a record date for an event as therein described, and conversion occurs prior to such event but after the record date, the Maker may defer issuing, delivering, or paying to Holder any additional shares of Common Stock or check for any cash remainder required by reason of such adjustment until the occurrence of such event, provided that the Maker delivers to Holder a due bill or other appropriate instrument evidencing the Holders' right to receive such additional shares or check upon the occurrence of the event giving rise to the adjustment

(i)           Until such time as this Note has been fully redeemed, the Maker shall reserve out of its authorized but unissued Common Stock enough shares of Common Stock to permit the conversion of the entire Redemption Price and all accrued and unpaid interest due on this Note at any time All shares of Common Stock issued upon conversion of this Note shall be fully paid and nonassessable The Maker covenants that if any shares of Common Stock,

required to be reserved for purposes of conversion of this Note hereunder, require registration with or approval of any governmental authority under any federal or state law or listing upon any national securities exchange before such shares may be issued upon conversion, the Maker shall in good faith, as expeditiously as possible, endeavor to cause such shares to be duly registered,

approved or listed, as the case may be

(j)      The Conversion Price shall be subject to adjustment from time to time as follows:

(i)      If the Maker at any time subdivides (by any stock split, stock dividend, recapitalization, or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced If the Maker at any time combines (by combination, reverse stock split, or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased

(ii)     Prior to the consummation of any Organic Change (as defined below), the Maker will make appropriate provision (in form and substance satisfactory to the Holder to insure that Holder will thereafter have the right to acquire and receive in lieu of, or in addition to, (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of this Holder's Note, such shares of stock, securities, or assets as may be issued or payable with respect to, or in exchange for, the number of shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of this Note had such Organic Change not taken place In any such case, the Maker will make appropriate provision (in form and substance satisfactory to Holder with respect to such Holder's rights and interests to insure that the provisions of this clause (j) will thereafter be applicable The Maker will not effect any such consolidation, merger, or sale, unless prior to the consummation thereof the successor entity (if other than the Maker) resulting from consolidation or merger or the entity purchasing such assets assumes, by written instrument (in form and substance satisfactory to Holder), the obligation to deliver to Holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions, that Holder may be entitled to acquire For purposes of this Agreement, "Organic Change" means any recapitalization, reorganization, reclassification, consolidation, merger, or sale of all or substantially all of the Maker's assets to another Person (as defined below), or other similar transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities, or assets with respect to or in exchange for Common Stock, and "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, and a government or any department or agency thereof.

(k)     The Holder shall be entitled to piggyback registration rights with respect to the shares of Common Stock issuable upon conversion of this Note by the Holder The Company agrees to include such shares on the first available registration, including forms S-l, SB-2 or S-3, filed by the Company with Securities and Exchange Commission

(1)      Unless the Note is under Default (as defined in Section .5 of the Note) or unless prior to an Organic Change (as defined in Section 4(j)(ii) of the Note), in no event shall the Holder be entitled to convert the Notes in excess of that number, which upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 9 99% of the outstanding shares of the Common Stock following the conversion For purposes of the foregoing proviso, the aggregate number of shares of common stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion or exercise of the Notes with respect to which the determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining unconverted Notes owned by the Holder or its affiliates, and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the holder and it affiliates. Except as set forth in the preceding sentence, for purposes of this Section 4(1), beneficial ownership shall be calculated in accordance with Section 13(d) of the 19.34 Act

5       Events of Default If any of the following conditions or events shall occur and be continuing: (a) the Maker shall default in the payment of principal of this Note when the same becomes due and payable, (b) the Maker shall admit in writing its inability to pay its debts as such debts become due, (c) the Maker shall make a general assignment for the benefit of creditors, (d) the Maker shall commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (e) the Maker shall file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, or adjustment of debts, (f) there shall have been instituted against the Maker any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings for relief under the Federal Bankruptcy Code or any other law relating to bankruptcy, insolvency or adjustment of debts, which are not dismissed within sixty (60) days after such institution, or (g) the Maker shall take any action for the purposes of effecting any of the foregoing, then, and in any such event, the Holder may at any time (unless all defaults shall theretofore have been remedied) at its option, declare this Note to be due and payable, whereupon this Note shall forthwith mature and become due and payable, together with interest accrued thereon, without presentment, demand, protest or notice, all of which are hereby waiver

6.        NEGATIVE COVENANTS The provisions of this Section 6 shall remain in effect so long as any of the Bridge Notes shall remain outstanding

(a)     Restrictions on Debt   Hereafter, the Company will not create, assume, or incur or become or at any time be liable in respect of, any Debt, except Bridge Notes issued pursuant to this Agreement, Debt outstanding on the date hereof to the extent reflected on the most recent balance sheet of the Company or incurred in the ordinary course of business thereafter and debt incurred to accomplish duties and obligations of the Company under contracts to provide customer premises equipment, services, or other related obligations to existing or new customers of the Company as a result of business contracts, Purchase money security interests not to exceed $250,000 per year, and Secured debt in an aggregate principal amount up to $20 million

(i)      Definition of Debt For purposes of this Agreement, the capitalized term "Debt" of any Person shall mean: all indebtedness of such Person for borrowed money, including without limitation obligations evidenced by bonds, debentures, Bridge Notes, or other similar instrument, all indebtedness guaranteed in any manner by such Person, or in effect guaranteed by such Person through an agreement to purchase, contingent or otherwise, all accounts payable which, to the knowledge of such Person, have remained unpaid for a period of 90 days after the same become due and payable in accordance with their respective terms taking into account any grace period relating to the due date expressly set forth in the applicable invoice with respect to the payment of such accounts payable, all indebtedness secured by any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in property owned by such Per son, even though such Person has not assumed or become liable for the payment of such indebtedness, all indebtedness created or arising under any conditional sale agreement or lease in the nature thereof (including obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capitalized leases) (but excluding operating leases) or other title retention agreement with respect to property acquired by such Person, even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession of such property all bankers' acceptances and letters of credit, and liabilities in respect of unfunded vested benefits under Plans covered by Title IV of ERISA

(b) Restrictions on Equity Sales The Company will not offer or enter into an agreement to sell equity securities of the Company, under private placement memorandum or other private offering document or letter, whether of equity securities, convertible debt securities, or securities or instruments convertible into or exchangeable for debt or equity securities of the Company, except through an underwritten public offering or after receiving approval by the purchaser as described in 6(f) below

(c) Restrictions on Transactions with Affiliates, The Company will not make anv loans or advances to anv of its officers, shareholders, or Affiliates, other than expense advances made by the Company to its officers and employees in the ordinary course of business The Company will not increase the salary of any executive officer, or the remuneration of any director

(d) Restrictions on Investments Other than as permitted by this Agreement, the Company will not purchase or acquire or invest in, or agree to purchase or acquire or invest in the business, property, or assets of, or any securities of, any other company or business, provided however, that the Company may enter into contracts relating to the expansion of its business and may invest its Excess Cash as defined below in securities issued or directly and fully guaranteed or insured by the United States government or any agency thereof having maturities of not more than one year from the date of acquisition, certificates of deposit or eurodollar certificates of deposit, having maturities of not more than one hundred eighty days from the date of acquisition, or one year from the date of acquisition in the case of certificates of deposit or eurodollar certificates of deposit being used to secure the Company's reimbursement obligations under letters of credit (provided that nothing contained herein shall be construed to permit letters of credit not otherwise permitted under this Agreement), commercial paper of any Person that is not a subsidiary or an Affiliate of the Company, maturing within one hundred eighty days after the date of acquisition, bank loan participations, and money market instruments having maturities of not more than one hundred eighty days from the date of acquisition, or one year from the date of acquisition in the case of money market instruments being used to secure the Company's reimbursement obligations under letters of credit (provided that nothing contained herein shall be construed to permit letters of credit not otherwise permitted under this Agreement), in all cases of such credit quality as a prudent business person would invest in As used in this Section, "Excess Cash" shall mean that portion of the proceeds of the Bridge Notes that has not been invested as described in Section 3 hereof

(e)     Change in Business, Operations The Company will not cause or effect any change in or addition to the primary business of the Company that has not been approved by Purchaser, such that more than 20% of the consolidated net earnings of the Company are derived from a business other than the business in which the Company was engaged on the date hereof as reflected in the applicable last SEC Document filed prior to the First Closing ("Change in

Business") The business of the Company and its subsidiaries shall not be conducted in violation of any law, ordinance, or regulation of any governmental entity

(f)      Exceptions With Consent of Purchasers. The Company may seek an exception to any prohibited action under this Section by first, giving written notice to Purchaser of Bridge Note under this Agreement, along with copies of all documentation requested by any Purchaser relating to such requested exception, and second, in the sole discretion of Purchaser, satisfactorily responding to any Purchaser inquiries about the requested action The Company may undertake any such requested action otherwise prohibited by this Section 6 only after receiving the advance written consent of Purchaser hereunder

7 No Waiver. Rights and Remedies Cumulative No failure on the part of the holder of this Note to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the holder of this Note of any right hereunder preclude any other or further exercise thereof or the exercise of any other right The rights and remedies herein provided are cumulative and not exclusive of any remedies or rights provided by law or by any other agreement between the Maker and the Holder

8 Costs and Expenses The Maker shall reimburse the holder of this Note for all costs and expenses incurred by it, and shall pay the reasonable fees and disbursements of counsel to the holder of this Note, in connection with the enforcement of the holder's rights hereunder, whether or not legal proceedings are initiated.

9 Amendments No amendment, modification or waiver of any provision of this Note nor consent to any departure by the Maker therefrom shall be effective unless the same shall be in writing and signed by the holder of this Note and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given

10 Governing Law. Jurisdiction and Service of Process This Note shall be governed by and construed in accordance with the laws of the State of Utah, without giving effect to conflict of laws. The Maker hereby irrevocably consents to the jurisdiction of the courts of the State of Utah and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Note, any document or instrument delivered pursuant to, in connection with, or simultaneously with, this Note or a breach of this Note or any such document or instrument In any such action or proceeding, the Maker waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 11 of this Note Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Maker shall appear or answer such summons, complaint, or other process Should the Maker so served fail to appear or answer within such 30-day period or such extended period, as the case may be, the Maker shall be deemed in default and judgment may be entered by the Holder against the Maker as demanded in any summons, complaint, or other process so served

11 Successors and Assigns This Note shall be binding upon the Maker and its successors and permitted assigns and the terms hereof shall inure to the benefit of the Holder and its successors and assigns, including subsequent holders hereof

12 Notice Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received: (a) upon hand delivery (receipt acknowledged) or delivery by telecopy or facsimile (with transmission confirmation report) if delivered on a business day during normal business hours where such notice is to be received, or the first business day following such delivery if delivered other than on a business day during normal business hours where such notice is to be received, or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever first shall occur, to the address set forth above or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 10 except that such change shall not be effective until actual receipt thereof

13 Severability The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Note in any jurisdiction.

14.     Waiver of Notice The Maker hereby waives presentment, demand for payment, protest, notice of protest and all other demands or notices in connection with the delivery, acceptance, performance, default or enforcement of this Note

15 Set-off Counterclaim In the event the holder hereof seeks to enforce its rights under this Note, the Maker waives the right to interpose any set-off or counterclaim of any nature or description against the holder

16 Headings The headings in this Note are solely for the convenience of reference and shall be given no effect in the construction or interpretation of this Note

[signature on next page]

IN WITNESSETH WHEREOF, the undersigned has duly executed this Note as of the date first above written

EXHIBIT A- CONVERSION NOTICE

Reference is made to terms and conditions of the Note, dated July 1, 2004, in the principal amount of $5.5,000 00 (the "Note"), and registered in the name of SovCap Equity Partners, Ltd In accordance with and pursuant to the terms of the Note, the undersigned hereby elects to convert $in principal amount of the Note into shares of Common Stock, $ 001 par value per share (the "Common Stock"), of the Company, by tendering the original Note specified below as of the date specified below

Date of Conversion

Principal Amount of Note to be converted: Redemption Premium Accrued Interest and/or Fees

Total Amount of Note to be Converted

Please confirm the following information:

Conversion Price

Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the Note is being converted in the following name and to the

Issue to:

Facsimile Number

Authorization:

By:

Title
Dated:

If electronic book entry transfer, complete the following:
Account Number
Transaction Code Number:

CTRIPromissory Note_070104

COMPANY ACKNOWLEDGEMENT TO CONVERSION NOTICE

ACKNOWLEDGED AND AGREED CERISTAR, INC.

By:
Name Title

Date;

CTRJ_Promissory Note_070104

IRREVOCABLE STOCK OR BOND POWER

For Value received, the undersigned does (do) hereby sell, assign, and transfer to:

❖   If stock, complete this portion:

shares of the                                                       stock of_

represented by certificate(s) Number(s)_

In the name of the undersigned on the books of said company.

❖    If Bonds, complete this portion:

bonds of   IMHI (fka Ceristar, Inc.)

in

the principal amount of $ 55,000Number(s) July 1, 2004

inclusive standing in the name of the undersigned on books of said company.

The undersigned does (do) hereby irrevocably constitute and appoint
[Missing Graphic Reference]

attorney to transfer the said stock or bond(s), as the case may be, on the books of said company, with full power of substitution in the premises.
Signature Date BY:    BARRY W. HERMAN

PRESIDENT

CERISTAR, INC. PROMISSORY NOTE

$35,000.00

Original Issue Date July 9, 2004

FOR VALUE RECEIVED, the undersigned, CERISTAR, INC , a Delaware corporation with offices at 50 West Broadway, Suite 1100, Salt Lake City, UT, 84101 (the "Maker"), unconditionally promises to pay to the order of SOVCAP EQUITY PARTNERS, LTD, a Bahamas corporation, or its registered assigns (the "Holder"), at its office at c/o Lion Corporate Securities Ltd., Cumberland House #27, Cumberland Street, P.O BoxN-10818, Nassau, New Providence, The Bahamas or at such other place as may be designated by the holder hereof in writing, the principal sum of THIRTY-FIVE THOUSAND DOLLARS ($35,000.00), without interest, except as specified herein

1 Payments. The Maker agrees to pay the principal of this Note within ten (10) days following demand from the Holder requesting payment, which demand may be made at any time after the 120th day following the issue date of this Note The Maker shall have the right to prepay this Note in whole at any time or in part from time to time. Any payments, including prepayments, of principal of this Note, whether upon demand, at the option of the Company, upon default or otherwise shall include a repayment premium equal to the product of (a) the Repayment Percentage (as defined below) and (b) the number of thirty (30) day periods (rounded up to the next whole number) (each 30-day period referred to as a "Monthly Period") that this Note has been outstanding (computed from the date of issuance of this Note to the date of payment) but in no event higher than the maximum amount permitted by law. For purposes of this Note, the R-epayment Percentage shall mean one and one-half percent (1.5%) of the outstanding principal amount of this Note All payments by the Maker on account of principal, premium, interest or fees hereunder shall be made in money of the United States of America that at the time of payment is legal tender, by wire transfer of immediately available funds

2 Interest. Without limiting any of the rights of the holder of this Note under Section 4 of this Note, if any payment of principal or premium thereon is not made when the same shall become due and payable hereunder, interest shall accrue thereon at a rate per annum equal to twelve percent (12%) per annum Notwithstanding anything to the contrary contained herein, no payments that are considered interest shall accrue or be payable at a rate in excess of the maximum amount permitted by law.

3 Use of Proceeds. The Company agrees use the proceeds from the sale and issuance of the Bridge Notes only for payment of following expenses:

a   July 9, 2004 payroll and other agreed expenses b   Consulting fees, as agreed 4. Conversion

(a) At any time after the date that is 120 days following the issue date of this Note and from time to time, the Holder may convert all or any portion of this Note, together with the Repayment Percentage, and accrued and unpaid interest and fees due on this Note (the "Conversion Amount") into shares of common stock of the Maker (the "Common Stock")

(b) If the Holder- elects to convert less than the full principal amount of this Note, the Maker shall issue a Note in substantially the same form as this Note, except that the principal amount shall be reduced by the principal amount so converted (exclusive of the redemption premium)

(c) The number of shares of Common Stock issuable upon conversion of this Note is equal to the quotient of the Conversion Amount of that portion of the Note being converted divided by the Conversion Price Fractional shares will not be issued In lieu of any fraction of a share, the Maker shall deliver its check for the dollar amount of the less than full share remainder For' purposes of this Note, the "Conversion Price" shall mean the product of (a) 75 and (b) the average closing bid price of the Common Stock for the five trading days ending on the trading day immediately preceding the Conversion Date

(d) To convert this Note into Common Stock, (the "Conversion Date"), the Holder hereof shall (A) deliver or transmit by facsimile, for receipt on or prior to 11 59 P.M., Eastern Time, on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit A (the "Conversion Notice") to the Maker or its designated transfer agent for its Common Stock (the "Transfer Agent"), and (B) surrender to a common carrier for delivery to the Alaker or the Transfer Agent as soon as practicable following such date, this Note (or an indemnification undertaking with respect to such shares in the case of the loss, theft, or destruction of this Note) and the originally executed Conversion Notice. The date the Maker receives the Conversion Note and this Note is hereinafter the "Conversion Date "

(e) Upon receipt by the Maker of a facsimile copy of a Conversion Notice, the Maker shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to Holder. Upon receipt by the Maker or the Transfer Agent of the Note to be converted pursuant to a Conversion Notice, together with the originally executed Conversion Notice, the Maker or the Transfer Agent (as applicable) shall, within five (5) business days following the date of receipt, (A) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of Holder or its designee, for the number of shares of Common Stock to which Holder shall be entitled or (B) credit the aggregate number of shares of Common Stock to which such Holder shall be entitled to the Holder's or its designee's balance account at The Depository Trust Company

(f) The Person or persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the "Record Holder" or Holder of such shares of Common Stock on the Conversion Date

(g) If the Maker shall fail to issue to Holder within five (5) business days following the date of receipt by the Maker or the Transfer Agent of this Note to be converted pursuant to a Conversion Notice, a certificate for the number of shares of Common Stock to which each Holder is entitled upon Holder's conversion of this Note, in addition to all other available remedies which such Holder may pursue hereunder, the Maker shall pay additional damages to Holder on each day after the fifth (5th) business day following the date of receipt by the Maker or the Transfer Agent an amount equal to 1.0% of the product of (A) the number of shares of Common Stock not issued to Holder and to which Holder is entitled multiplied by (B) the Closing Bid Price of the Common Stock on the business day following the date of receipt by the Maker or the Transfer Agent of the Conversion Notice The foregoing notwithstanding, Holder at its option may withdraw a Conversion Notice, and remain a Holder of this Note, if Holder has otherwise complied with this Section 4

(h) If any adjustment to the Conversion Price to be made pursuant to clause (j) of this Section 4 becomes effective immediately after a record date for an event as therein described, and conversion occurs prior to such event but after the record date, the Maker may defer issuing, delivering, or paying to Holder any additional shares of Common Stock or check for any cash remainder required by reason of such adjustment until the occurrence of such event, provided that the Maker delivers to Holder a due bill or other appropriate instrument evidencing the Holders' right to receive such additional shares or check upon the occurrence of the event giving rise to the adjustment

(i)           Until such time as this Note has been fully redeemed, the Maker shall reserve out of its authorized but unissued Common Stock enough shares of Common Stock to permit the conversion of the entire Redemption Price and all accrued and unpaid interest due on this Note at any time AH shares of Common Stock issued upon conversion of this Note shall be fully paid and nonassessable The Maker covenants that if any shares of Common Stock,

required to be reserved for purposes of conversion of this Note hereunder, require registration with or approval of any governmental authority under any federal or state law or listing upon any national securities exchange before such shares may be issued upon conversion, the Maker shall in good faith, as expeditiously as possible, endeavor to cause such shares to be duly registered,

approved or listed, as the case may be

(j)      The Conversion Price shall be subject to adjustment from time to time as follows

(i)      If the Maker at any time subdivides (by any stock split, stock dividend, recapitalization, or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced If the Maker at any time combines (by combination, reverse stock split, or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased

(ii)     Prior to the consummation of any Organic Change (as defined below), the Maker will make appropriate provision (in form and substance satisfactory to the Holder to insure that Holder will thereafter have the right to acquire and receive in lieu of, or in addition to, (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of this Holder's Note, such shares of stock, securities, or assets as may be issued or payable with respect to, or in exchange for, the number of shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of this Note had such Organic Change not taken place In any such case, the Maker will make appropriate provision (in form and substance satisfactory to Holder with respect to such Holder's rights and interests to insure that the provisions of this clause (j) will thereafter be applicable. The Maker will not effect any such consolidation, merger, or sale, unless prior to the consummation thereof the successor entity (if other than the Maker) resulting from consolidation or merger or the entity purchasing such assets assumes, by written instrument (in form and substance satisfactory to Holder), the obligation to deliver to Holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions, that Holder may be entitled to acquire For purposes of this Agreement, "Organic Change" means any recapitalization, reorganization, reclassification, consolidation, merger, or sale of all or substantially all of the Maker's assets to another Person (as defined below), or other similar transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities, or assets with respect to or in exchange for Common Stock, and "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, and a government or any department or agency thereof.

(k)     The Holder shall be entitled to piggyback registration rights with respect to the shares of Common Stock issuable upon conversion of this Note by the Holder The Company agrees to include such shares on the first available registration, including forms S-l, SB-2 or S-3, filed by the Company with Securities and Exchange Commission

(1)      Unless the Note is under Default (as defined in Section 5 of the Note) or unless prior to an Organic Change (as defined in Section 4(j)(ii) of the Note), in no event shall the Holder be entitled to convert the Notes in excess of that number, which upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 9 99% of the outstanding shares of the Common Stock following the conversion For purposes of the foregoing proviso, the aggregate number of shares of common stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion or exercise of the Notes with respect to which the determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining unconverted Notes owned by the Holder or its affiliates, and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the holder and it affiliates. Except as set forth in the preceding sentence, for purposes of this Section 4(1), beneficial ownership shall be calculated in accordance with Section 1.3(d) of the 1934 Act

5 Events of Default If any of the following conditions or events shall occur and be continuing (a) the Maker shall default in the payment of principal of this Note when the same becomes due and payable, (b) the Maker shall admit in writing its inability to pay its debts as such debts become due, (c) the Maker shall make a general assignment for the benefit of creditors, (d) the Maker shall commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (e) the Maker shall file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, or adjustment of debts, (f) there shall have been instituted against the Maker any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings for relief under the Federal Bankruptcy Code or any other law relating to bankruptcy, insolvency or adjustment of debts, which are not dismissed within sixty (60) days after such institution, or (g) the Maker shall take any action for the purposes of effecting any of the foregoing, then, and in any such event, the Holder may at any time (unless all defaults shall theretofore have been remedied) at its option, declare this Note to together with interest accrued thereon, without presentment, demand, protest or notice, all of which are hereby waiver

6 NEGATIVE COVENANTS. The provisions of this Section 6 shall remain in effect so long as any of the Bridge Notes shall remain outstanding

(a)     Restrictions on Debt   Hereafter, the Company will not create, assume, or incur or become or at any time be liable in respect of, any Debt, except: Bridge Notes issued pursuant to this Agreement, Debt outstanding on the date hereof to the extent reflected on the most recent balance sheet of the Company or incurred in the ordinary course of business thereafter and debt incurred to accomplish duties and obligations of the Company under contracts to provide customer premises equipment, services, or other related obligations to existing or new customers of the Company as a result of business contracts, Purchase money security interests not to exceed $250,000 per year, and Secured debt in an aggregate principal amount up to $20 million

(i)      Definition of Debt For purposes of this Agreement, the capitalized term "Debt" of any Person shall mean all indebtedness of such Person for borrowed money, including without limitation obligations evidenced by bonds, debentures, Bridge Notes, or other similar instrument, all indebtedness guaranteed in any manner by such Person, or in effect guaranteed by such Person through an agreement to purchase, contingent or otherwise, all accounts payable which, to the knowledge of such Person, have remained unpaid for a period of 90 days after the same become due and payable in accordance with their respective terms taking into account any grace period relating to the due date expressly set forth in the applicable invoice with respect to the payment of such accounts payable, all indebtedness secured by any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in property owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness, all indebtedness created or arising under any conditional sale agreement or lease in the nature thereof (including obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capitalized leases) (but excluding operating leases) or other title retention agreement with respect to property acquired by such Person, even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession of such property all bankers' acceptances and letters of credit, and liabilities in respect of unfunded vested benefits under Plans covered by Title IV of ERISA

(b) Restrictions on Equity Sales The Company will not offer or enter into an agreement to sell equity securities of the Company, under private placement memorandum or other private offering document or letter, whether of equity securities, convertible debt securities, or securities or instruments convertible into or exchangeable for debt or equity securities of the Company, except through an underwritten public offering or after receiving approval by the purchaser as described in 6(f) below

(c) Restrictions on Transactions with Affiliates The Company will not make any loans or advances to any of its officers, shareholders, or Affiliates, other than expense advances made by the Company to its officers and employees in the ordinary course of business The Company will not increase the salary of any executive officer, or the remuneration of any director

(d) Restrictions on Investments Other than as permitted by this Agreement, the Company will not purchase or acquire or invest in, or agree to purchase or acquire or invest in the business, property, or assets of, or any securities of, any other company or business, provided however, that the Company may enter into contracts relating to the expansion of its business and may invest its Excess Cash as defined below in: securities issued or directly and fully guaranteed or insured by the United States government or any agency thereof having maturities of not more than one year from the date of acquisition, certificates of deposit or eurodollar certificates of deposit, having maturities of not more than one hundred eighty days from the date of acquisition, or one year from the date of acquisition in the case of certificates of deposit or eurodollar certificates of deposit being used to secure the Company's reimbursement obligations under letters of credit (provided that nothing contained herein shall be construed to permit letters of credit not otherwise permitted under this Agreement), commercial paper of any Person that is not a subsidiary or an Affiliate of the Company, maturing within one hundred eighty days after the date of acquisition, bank loan participations, and money market instruments having maturities of not more than one hundred eighty days from the date of acquisition, or one year from the date of acquisition in the case of money market instruments being used to secure the Company's reimbursement obligations under letters of credit (provided that nothing contained herein shall be construed to permit letters of credit not otherwise permitted under this Agreement), in all cases of such credit quality as a prudent business person would invest in As used in this Section, "Excess Cash" shall mean that portion of the proceeds of the Bridge Notes that has not been invested as described in Section 3 hereof

(e)     Change in Business, Operations The Company will not cause or effect any change in or addition to the primary business of the Company that has not been approved by Purchaser, such that more than 20% of the consolidated net earnings of the Company are derived from a business other than the business in which the Company was engaged on the date hereof as reflected in the applicable last SEC Document filed prior to the First Closing ("Change in

Business") The business of the Company and its subsidiaries shall not be conducted in violation of any law, ordinance, or regulation of any governmental entity

(f)      Exceptions With Consent of Purchasers The Company may seek an exception to any prohibited action under this Section by first, giving written notice to Purchaser of Bridge Note under this Agreement, along with copies of all documentation requested by any Purchaser relating to such requested exception, and second, in the sole discretion of Purchaser, satisfactorily responding to any Purchaser inquiries about the requested action The Company may undertake any such requested action otherwise prohibited by this Section 6 only after receiving the advance written consent of Purchaser hereunder

7 No Waiver; Rights and Remedies Cumulative No failure on the part of the holder of this Note to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the holder of this Note of any right hereunder preclude any other or further exercise thereof or the exercise of any other right The rights and remedies herein provided are cumulative and not exclusive of any remedies or rights provided by law or by any other agreement between the Maker and the Holder

8 Costs and Expenses The Maker shall reimburse the holder of this Note for all costs and expenses incurred by it, and shall pay the reasonable fees and disbursements of counsel to the holder of this Note, in connection with the enforcement of the holder's rights hereunder, whether or not legal proceedings are initiated

9 Amendments No amendment, modification or waiver of any provision of this Note nor consent to any departure by the Maker therefrom shall be effective unless the same shall be in writing and signed by the holder of this Note and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given

10 Governing Law, Jurisdiction and Service of Process This Note shall be governed by and construed in accordance with the laws of the State of Utah, without giving effect to conflict of laws The Maker hereby irrevocably consents to the jurisdiction of the courts of the State of Utah and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Note, any document or instrument delivered pursuant to, in connection with, or simultaneously with, this Note or a breach of this Note or any such document or instrument. In any such action or proceeding, the Maker waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 11 of this Note Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Maker shall appear or answer such summons, complaint, or other process Should the Maker so served fail to appear or answer within such 30-day period or such extended period, as the case may be, the Maker shall be deemed in default and judgment may be entered by the Holder against the Maker as demanded in any summons, complaint, or other process so served

11 Successors and Assigns This Note shall be binding upon the Maker and its successors and permitted assigns and the terms hereof shall inure to the benefit of the Holder and its successors and assigns, including subsequent holders hereof

12 Notice Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received (a) upon hand delivery (receipt acknowledged) or delivery by telecopy or facsimile (with transmission confirmation report) if delivered on a business day during normal business hours where such notice is to be received, or the first business day following such delivery if delivered other than on a business day during normal business hours where such notice is to be received, or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever first shall occur, to the address set forth above or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 10 except that such change shall not be effective until actual receipt thereof.

13 Severability The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Note in any jurisdiction

14 Waiver of Notice The Maker hereby waives presentment, demand for payment, protest, notice of protest and all other demands or notices in connection with the delivery, acceptance, performance, default or enforcement of this Note

15 Set-off, Counterclaim In the event the holder hereof seeks to enforce its rights under this Note, the Maker waives the right to interpose any set-off or counterclaim of any nature or description against the holder

16 Headings The headings in this Note are solely for the convenience of reference and shall be given no effect in the construction or interpretation of this Note

[signature on next page]

IN WITNESSETH WHEREOF, the undersigned has duly executed this Note as of the date first above written

[Missing Graphic Reference]

EXHIBIT A

CONVERSION NOTICE

Reference is made to terms and conditions of the Note, dated July 9, 2004, in the principal amount of $35,000 00 (the "Note"), and registered in the name of SovCap Equity Partners, Ltd In accordance with and pursuant to the terms of the Note, the undersigned hereby elects to convert $in principal amount of the Note into shares of Common Stock, $.001 par value per share (the "Common Stock"), of the Company, by tendering the original Note specified below as of the date specified below

Date of Conversion

Principal Amount of Note to be converted
Redemption Premium
Accrued Interest and/or Fees
Total Amount of Note to be Converted

Please confirm the following information:
Conversion Price:

Number of shares of Common Stock to be issued

Please issue the Common Stock into which the Note is being converted in the following name and to the

Issue to:

Facsimile Number

Authorization:

By:
Title

Dated

If electronic book entry transfer, complete the following
Account Number:
Transaction Code Number:

COMPANY ACKNOWLEDGEMENT CONVERSION NOTICE

ACKNOWLEDGED AND AGREED CERISTAR, INC.

By
Name: Title

Date:

CTRI_Promissory Note_070904

IRREVOCABLE STOCK OR BOND POWER

For Value received, the undersigned does (do) hereby sell, assign, and transfer to:

If stock, complete this portion:

shares of the                                                       stock of

represented by certificate(s) Number(s)_

In the name of the undersigned on the books of said compay.

If Bonds, complete this portion:

bonds of IMHI (fka Ceristar, Inc.)

in the principal amount of $35,000 Number(s)  July 9, 2004

inclusive standing in the name of the undersigned on books of said company.

The undersigned does (do) hereby irrevocably constitute and appoint
[Missing Graphic Reference]

attorney to transfer the said stock or bond(s), as the case may be, on the books of said company, with full power of substitution in the premises.
Date
Date

Signature BY:    BARRY W. HERMAN PRESIDENT

CERISTAR, INC. PROMISSORY NOTE
$36,300.00

Original Issue Date: August 23, 2004

FOR VALUE RECEIVED, the undersigned, CERISTAR, INC., a Delaware corporation with offices at 50 West Broadway, Suite 1100, Salt Lake City, UT, 84101 (the "Maker"), unconditionally promises to pay to the order of SOVCAP EQUITY PARTNERS, LTD., a Bahamas corporation, or its registered assigns (the "Holder"), at its office at c/o Lion Corporate Securities Ltd., Cumberland House #27, Cumberland Street, P.O. Box N-10818, Nassau, New Providence, The Bahamas or at such other place as may be designated by the holder hereof in writing, the principal sum of THIRTY-SIX THOUSAND, THREE HUNDRED DOLLARS ($36,300.00), without interest, except as specified herein.

1. Payments. The Maker agrees to pay the principal of this Note within ten (10) days following demand from the Holder requesting payment, which demand may be made at any time after the 120ta day following the issue date of this Note. The Maker shall have the right to prepay this Note in whole at any time or in part from time to time. Any payments, including prepayments, of principal of this Note, whether upon demand, at the option of the Company, upon default or otherwise shall include a repayment premium equal to the product of (a) the Repayment Percentage (as defined below) and (b) the number of thirty (30) day periods (rounded up to the next whole number) (each 30-day period referred to as a "Monthly Period") that this Note has been outstanding (computed from the date of issuance of this Note to the date of payment) but in no event higher than the maximum amount permitted by law. For purposes of this Note, the Repayment Percentage shall mean one and one-half percent (1.5%) of the outstanding principal amount of this Note. All payments by the Maker on account of principal, premium, interest or fees hereunder shall be made in money of the United States of America that at the time of payment is legal tender, by wire transfer of immediately available funds.

2. Interest. Without limiting any of the rights of the holder of this Note under Section 4 of this Note, if any payment of principal or premium thereon is not made when the same shall become due and payable hereunder, interest shall accrue thereon at a rate per annum equal to twelve percent (12%) per annum. Notwithstanding anything to the contrary contained herein, no payments that are considered interest shall accrue or be payable at a rate in excess of the maximum amount permitted by law.

3. Use of Proceeds. The Company agrees use the proceeds from the sale and issuance of the Bridge Notes only for payment of following expenses:

a. Operating expenses, as agreed
b. Payroll
c. Consulting fees, as agreed

CTRIPromissory Note_082304

4. Conversion

(a) At any time after the date that is 120 days following the issue date of this Note and from time to time, the Holder may convert all or any portion of this Note, together with the Repayment Percentage, and accrued and unpaid interest and fees due on this Note (the "Conversion Amount") into shares of common stock of the Maker (the "Common Stock").

(b) If the Holder elects to convert less than the full principal amount of this Note, the Maker shall issue a Note in substantially the same form as this Note, except that the principal amount shall be reduced by the principal amount so converted (exclusive of the redemption premium).

(c) The number of shares of Common Stock issuable upon conversion of this Note is equal to the quotient of the Conversion Amount of that portion of the Note being converted divided by the Conversion Price. Fractional shares will not be issued. In lieu of any fraction of a share, the Maker shall deliver its check for the dollar amount of the less than full share remainder. For purposes of this Note, the "Conversion Price" shall mean the product of (a) .75 and (b) the average closing bid price of the Common Stock for the five trading days ending on the trading day immediately preceding the Conversion Date.

(d) To convert this Note into Common Stock, (the "Conversion Date"), the Holder hereof shall (A) deliver or transmit by facsimile, for receipt on or prior to 11:59 P.M., Eastern Time, on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit A (the "Conversion Notice") to the Maker or its designated transfer agent for its Common Stock (the "Transfer Agent"), and (B) surrender to a common carrier for delivery to the Maker or the Transfer Agent as soon as practicable following such date, this Note (or an indemnification undertaking with respect to such shares in the case of the loss, theft, or destruction of this Note) and the originally executed Conversion Notice. The date the Maker receives the Conversion Note and this Note is hereinafter the "Conversion Date."

(e) Upon receipt by the Maker of a facsimile copy of a Conversion Notice, the Maker shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to Holder. Upon receipt by the Maker or the Transfer Agent of the Note to be converted pursuant to a Conversion Notice, together with the originally executed Conversion Notice, the Maker or the Transfer Agent (as applicable) shall, within five (5) business days following the date of receipt, (A) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of Holder or its designee, for the number of shares of Common Stock to which Holder shall be entitled or (B) credit the aggregate number of shares of Common Stock to which such Holder shall be entitled to the Holder's or its designee's balance account at The Depository Trust Company.

(f) The Person or persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the "Record Holder" or Holder of such shares of Common Stock on the Conversion Date.

(a)

CTRIPromissory Note_082304

(g) If the Maker shall fail to issue to Holder within five (5) business days following the date of receipt by the Maker or the Transfer Agent of this Note to be converted pursuant to a Conversion Notice, a certificate for the number of shares of Common Stock to which each Holder is entitled upon Holder's conversion of this Note, in addition to all other available remedies which such Holder may pursue hereunder, the Maker shall pay additional damages to Holder' on each day after the fifth (5th) business day following the date of receipt by the Maker or the Transfer Agent an amount equal to 1.0% of the product of (A) the number of shares of Common Stock not issued to Holder and to which Holder is entitled multiplied by (B) the Closing Bid Price of the Common Stock on the business day following the date of receipt by the Maker or the Transfer Agent of the Conversion Notice. The foregoing notwithstanding, Holder at its option may withdraw a Conversion Notice, and remain a Holder of this Note, if Holder has otherwise complied with this Section 4.

(h) If any adjustment to the Conversion Price to be made pursuant to clause (j) of this Section 4 becomes effective immediately after a record date for an event as therein described, and conversion occurs prior to such event but after the record date, the Maker may defer issuing, delivering, or paying to Holder any additional shares of Common Stock or check for any cash remainder required by reason of such adjustment until the occurrence of such event, provided that the Maker delivers to Holder a due bill or other appropriate instrument evidencing the Holders' right to receive such additional shares or check upon the occurrence of the event giving rise to the adjustment.

(i)          Until such time as this Note has been fully redeemed, the Maker shall reserve out of its authorized but unissued Common Stock enough shares of Common Stock to permit the conversion of the entire Redemption Price and all accrued and unpaid interest due on this Note at any time. All shares of Common Stock issued upon conversion of this Note shall be fully paid and nonassessable. The Maker covenants that if any shares of Common Stock,

required to be reserved for purposes of conversion of this Note hereunder, require registration with or approval of any governmental authority under any federal or state law or listing upon any national securities exchange before such shares may be issued upon conversion, the Maker shall in good faith, as expeditiously as possible, endeavor to cause such shares to be duly registered,

approved or listed, as the case may be.

(j)     The Conversion Price shall be subject to adjustment from time to time as follows:

(i)      If the Maker at any time subdivides (by any stock split, stock dividend, recapitalization, or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Maker at any time combines (by combination, reverse stock split, or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

(ii)     Prior to the consummation of any Organic Change (as defined below), the Maker will make appropriate provision (in form and substance satisfactory to the Holder to insure that Holder will thereafter have the right to acquire and receive in lieu of, or in addition to, (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of this Holder's Note, such shares of stock, securities, or assets as may be issued or payable with respect to, or in exchange for, the number of shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of this Note had such Organic Change not taken place. In any such case, the Maker will make appropriate provision (in form and substance satisfactory to Holder with respect to such Holder's rights and interests to insure that the provisions of this clause (j) will thereafter be applicable. The Maker will not effect any such consolidation, merger, or sale, unless prior to the consummation thereof the successor entity (if other than the Maker) resulting from consolidation or merger or the entity purchasing such assets assumes, by written instrument (in form and satisfactory to Holder), the obligation to deliver to Holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions, that Holder may be entitled to acquire. For purposes of this Agreement, "Organic Change" means any recapitalization, reorganization, reclassification, consolidation, merger, or sale of all or substantially all of the Maker's assets to another Person (as defined below), or other similar transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities, or assets with respect to or in exchange for Common Stock; and "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, and a government or any department or agency thereof.

(k)     The Holder shall be entitled to piggyback registration rights with respect to the shares of Common Stock issuable upon conversion of this Note by the Holder. The Company agrees to include such shares on the first available registration, including forms S-l, SB-2 or S-3, filed by the Company with Securities and Exchange Commission.

(1)      Unless the Note is under Default (as defined in Section 5 of the Note) or unless prior to an Organic Change (as defined in Section 4(j)(ii) of the Note), in no event shall the Holder be entitled to convert the Notes in excess of that number, which upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 9.99% of the outstanding shares of the Common Stock following the conversion. For purposes of the foregoing proviso, the aggregate number of shares of common stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion or exercise of the Notes with respect to which the determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining unconverted Notes owned by the Holder or its affiliates, and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the holder and it affiliates. Except as set forth in the preceding sentence, for purposes of this Section 4(1), beneficial ownership shall be calculated in accordance with Section 13(d) of the 1934 Act.

5. Events of Default. If any of the following conditions or events shall occur and be continuing: (a) the Maker shall default in the payment of principal of this Note when the same becomes due and payable; (b) the Maker shall admit in writing its inability to pay its debts as such debts become due; (c) the Maker shall make a general assignment for the benefit of creditors; (d) the Maker shall commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect); (e) the Maker shall file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, or adjustment of debts; (f) there shall have been instituted against the Maker any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings for relief under the Federal Bankruptcy Code or any other law relating to bankruptcy, insolvency or adjustment of debts, which are not dismissed within sixty (60) days after such institution; or (g) the Maker shall take any action for the purposes of effecting any of the foregoing; then, and in any such event, the Holder may at any time (unless all defaults shall theretofore have been remedied) at its option, declare this Note to be due and payable, whereupon this Note shall forthwith mature and become due and payable, together with interest accrued thereon, without presentment, demand, protest or notice, all of which are hereby waiver.

6. NEGATIVE COVENANTS. The provisions of this Section 6 shall remain in effect so long as any of the Bridge Notes shall remain outstanding.

(a)     Restrictions on Debt. Hereafter, the Company will not create, assume, or incur or become or at any time be liable in respect of, any Debt, except: Bridge Notes issued pursuant to this Agreement; Debt outstanding on the date hereof to the extent reflected on the most recent balance sheet of the Company or incurred in the ordinary course of business thereafter and debt incurred to accomplish duties and obligations of the Company under contracts to provide customer premises equipment, services, or other related obligations to existing or new customers of the Company as a result of business contracts; Purchase money security interests not to exceed $250,000 per year; and Secured debt in an aggregate principal amount up to $20 million.
(i)      Definition of Debt. For purposes of this Agreement, the capitalized term "Debt" of any Person shall mean: all indebtedness of such Person for borrowed money, including without limitation obligations evidenced by bonds, debentures, Bridge Notes, or other similar instrument; all indebtedness guaranteed in any manner by such Person, or in effect guaranteed by such Person through an agreement to purchase, contingent or otherwise; all accounts payable which, to the knowledge of such Person, have remained unpaid for a period of 90 days after the same become due and payable in accordance with their respective terms taking into account any grace period relating to the due date expressly set forth in the applicable invoice with respect to the payment of such accounts payable; all indebtedness secured by any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in property owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness; all indebtedness created or arising under any conditional sale agreement or lease in the nature thereof (including obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capitalized leases) (but excluding operating leases) or other title retention agreement with respect to property acquired by such Person, even though the rights and remedies of the seller or lender- under such agreement in the event of default are limited to repossession of such property all bankers' acceptances and letters of credit; and liabilities in respect of unfunded vested benefits under Plans covered by Title IV of ERISA.

(b) Restrictions on Equity Sales. The Company will not offer or enter into an agreement to sell equity securities of the Company, under private placement memorandum or other private offering document or letter, whether of equity securities, convertible debt securities, or securities or instruments convertible into or exchangeable for debt or equity securities of the Company, except through an underwritten public offering or after receiving approval by the purchaser as described in 6(f) below.

(c) Restrictions on Transactions with Affiliates. The Company will not make any loans or advances to any of its officers, shareholders, or Affiliates, other than expense advances made by the Company to its officers and employees in the ordinary course of business. The Company will not increase the salary of any executive officer, or the remuneration of any director.

(d)     Restrictions on Investments. Other than as permitted by this Agreement, the Company will not purchase or acquire or invest in, or agree to purchase or acquire or invest in the business, property, or assets of, or any securities of, any other company or business, provided however, that the Company may enter into contracts relating to the expansion of its business and may invest its Excess Cash as defined below in: securities issued or directly and fully guaranteed or insured by the United States government or any agency thereof having maturities of not more than one year from the date of acquisition; certificates of deposit or eurodollar certificates of deposit, having maturities of not more than one hundred eighty days from the date of acquisition, or one year from the date of acquisition in the case of certificates of deposit or eurodollar certificates of deposit being used to secure the Company's reimbursement obligations under letters of credit (provided that nothing contained herein shall be construed to permit letters of credit not otherwise permitted under this Agreement); commercial paper of any Person that is not a subsidiary or an Affiliate of the Company, maturing within one hundred eighty days after the date of acquisition; bank loan participations; and money market instruments having maturities of not more than one hundred eighty days from the date of acquisition, or one year from the date of acquisition in the case of money market instruments being used to secure the Company's reimbursement obligations under letters of credit (provided that nothing contained herein shall be construed to permit letters of credit not otherwise permitted under this Agreement); in all cases of such credit quality as a prudent business person would invest in. As used in this Section, "Excess Cash" shall mean that portion of the proceeds of the Bridge Notes that has not been invested as described in Section 3 hereof.

(e)     Change in Business; Operations. The Company will not cause or effect any change in or addition to the primary business of the Company that has not been approved by Purchaser, such that more than 20% of the consolidated net earnings of the Company are derived from a business other than the business in which the Company was engaged on the date hereof as reflected in the applicable last SEC Document filed prior to the First Closing ("Change in

Business"). The business of the Company and its subsidiaries shall not be conducted in violation of any law, ordinance, or regulation of any governmental entity.

(f)      Exceptions With Consent of Purchasers. The Company may seek an exception to any prohibited action under this Section by first, giving written notice to Purchaser of Bridge Note under this Agreement, along with copies of all documentation requested by any Purchaser relating to such requested exception, and second, in the sole discretion of Purchaser, satisfactorily responding to any Purchaser inquiries about the requested action. The Company may undertake any such requested action otherwise prohibited by this Section 6 only after receiving the advance written consent of Purchaser hereunder.

7. No Waiver; Rights and Remedies Cumulative. No failure on the part of the holder of this Note to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the holder of this Note of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any remedies or rights provided by law or by any other agreement between the Maker and the Holder.

8. Costs and Expenses. The Maker shall reimburse the holder of this Note for all costs and expenses incurred by it, and shall pay the reasonable fees and disbursements of counsel to the holder of this Note, in connection with the enforcement of the holder's rights hereunder, whether or not legal proceedings are initiated.

9. Amendments. No amendment, modification or waiver of any provision of this Note nor consent to any departure by the Maker therefrom shall be effective unless the same shall be in writing and signed by the holder of this Note and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

10. Governing Law; Jurisdiction and Service of Process. This Note shall be governed by and construed in accordance with the laws of the State of Utah, without giving effect to conflict of laws. The Maker hereby irrevocably consents to the jurisdiction of the courts of the State of Utah and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Note, any document or instrument delivered pursuant to, in connection with, or simultaneously with, this Note or a breach of this Note or any such document or instrument. In any such action or proceeding, the Maker waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 11 of this Note. Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Maker shall appear or answer such summons, complaint, or other process. Should the Maker so served fail to appear or answer within such 30-day period or such extended period, as the case may be, the Maker shall be deemed in default and judgment may be entered by the Holder against the Maker as demanded in any summons, complaint, or other process so served.

11. Successors and Assigns. This Note shall be binding upon the Maker and its successors and permitted assigns and the terms hereof shall inure to the benefit of the Holder and its successors and assigns, including subsequent holders hereof.

12. Notice. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received: (a) upon hand delivery (receipt acknowledged) or delivery by telecopy or facsimile (with transmission confirmation report) if delivered on a business day during normal business hours where such notice is to be received, or the first business day following such delivery if delivered other than on a business day during normal business hours where such notice is to be received; or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever first shall occur, to the address set forth above or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 10 except that such change shall not be effective until actual

13. Severability. The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Note in any jurisdiction.

14. Waiver of Notice. The Maker hereby waives presentment, demand for payment, protest, notice of protest and all other demands or notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

15. Set-off, Counterclaim. In the event the holder hereof seeks to enforce its rights under this Note, the Maker waives the right to interpose any set-off or counterclaim of any nature or description against the holder,

16. Headings. The headings in this Note are solely for the convenience of reference and shall be given no effect in the construction or interpretation of this Note.

[signature on next page]

IN WITNESSETH WHEREOF, the undersigned has duly executed this Note as of the date first above written..

[Missing Graphic Reference]

EXHIBIT A

CONVERSION NOTICE

Reference is made to terms and conditions of the Note, dated August 23, 2004, in the principal amount of §36,300.00 (the "Note"), and registered in the name of SovCap Equity Partners, Ltd. In accordance with
and pursuant to the terms of the Note, the undersigned hereby elects to convert $                                                                                                                                in
principal amount of the Note into shares of Common Stock, $ .001 par value per share (the "Common
Stock"), of the Company, by tendering the original Note specified below as of the date specified below.

Date of Conversion:

Principal Amount of Note to be converted: Redemption Premium Accrued Interest and/or Fees

Total Amount of Note to be Converted

Please confirm the following information:

Conversion Price:

Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the Note is being converted in the following name and to the following address:

Issus to:

Facsimile Number:

Authorization:

By:
Title:

Dated:

If electronic book entry transfer, complete the following:
Account Number:
Transaction Code Number:

CTRIPromissory Note_082304

COMPANY ACKNOWLEDGEMENT TO CONVERSION NOTICE

ACKNOWLEDGED AND AGREED: CERISTAR, INC.

By:
Name: Title:

Date:

CTRIPromissory Note_082304

IRREVOCABLE STOCK OR BOND POWER

For Value received, the undersigned does (do) hereby sell, assign, and transfer to:

❖   If stock, complete this portion:

shares of the                                                       stock of_

represented by certificate(s) Number(s)_

In the name of the undersigned on the books of said company.

❖   If Bonds, complete this portion:

bonds of IMHI (fka Ceristar, Inc.

in the principal amount of $ 36,300                                                                           Number(s) August 23, 2004

inclusive standing in the name of the undersigned on books of said company.

The undersigned does (do) hereby irrevocably constitute and appoint attorney to transfer the said stock or bond(s), as the case may be, on the books of said company, with full power of substitution in the premises.

Date

Signature BY:    BARRY W. HERMAN PRESIDENT

ENDAVO MEDIA AND COMMUNICATIONS, INC. PROMISSORY NOTE

$20,000

Original Date: August 19, 2005

FOR VALUE RECEIVED, the undersigned, ENDAVO MEDIA AND COMMUNICATIONS, INC, a Delaware corporation with offices at 50West Broadway, Suite 400, Salt Lake City, UT 84101 (the "Maker"), unconditionally promises to pay to the order of SOVCAP EQUITY PARTNERS, LTD., a Bahamas corporation, or its registered assigns (the "Holder"), at its office at c/o Lion Corporate Securities Ltd., Cumberland House #27, Cumberland Street, P.O. Box N-10818, Nassau, New Providence, The Bahamas or at such other place as may be designated by the holder hereof in writing, the principal sum of TWENTY THOUSAND DOLLARS ($20,000), together with interest, as specified herein.

1. Payments. The Maker agrees to pay the principal of this Note and any accrued interest thereon immediately upon demand from the Holder requesting payment, which demand may be made at any time after 45 days from the issue date of this Note. The Maker shall have the right to prepay this Note in whole at any time or in part from time to time upon ten (10) business days notice. All payments by the Maker on account of principal, premium, interest or fees hereunder shall be made in money of the United States of America that at the time of payment is legal tender, by wire transfer of immediately available funds.

2. Interest. Interest on this Note shall accrue at the rate of six percent (6%) per annum on the unpaid principal balance from the date hereof until the principal sum has been paid in full. Without limiting any of the rights of the holder of this Note under Section 4 of this Note, if any payment of principal or premium thereon is not made when the same shall become due and payable hereunder, a premium shall accrue on the principal amount due at a rate per annum equal to twenty-four percent (24%) per annum from the due date (upon demand). Notwithstanding anything to the contrary contained herein, no payments that are considered interest shall accrue or be payable at a rate in excess of the maximum amount permitted by law.

3. Events of Default. If any of the following conditions or events shall occur and be continuing: (a) the Maker shall default in the payment of principal of or interest on this Note when the same becomes due and payable; (b) the Maker shall admit in writing its inability to pay its debts as such debts become due; (c) the Maker shall make a general assignment for the benefit of creditors; (d) the Maker shall commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect); (e) the Maker shall file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, or adjustment of debts; (f) there shall have been instituted against the Maker any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings for relief under the Federal Bankruptcy Code or any other law relating to bankruptcy, insolvency or adjustment of debts, which are not dismissed within sixty (60) days after such institution; or (g) the Maker shall take any action for the purposes of effecting any of the foregoing; then, and in any such event, the Holder may at any time (unless all defaults shall theretofore have been remedied) at its option, declare this Note to be due and payable, whereupon this Note shall forthwith mature and become due and payable, together with interest accrued thereon, without presentment, demand, protest or notice, all of which are hereby waived.

NY\25530U

4. No Waiver; Rights and Remedies Cumulative. No failure on the part of the holder of this Note to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the holder of this Note of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any remedies or rights provided by law or by any other agreement between the Maker and the Holder.

5. Costs and Expenses. The Maker shall reimburse the holder of this Note for all costs and expenses incurred by it, and shall pay the reasonable fees and disbursements of counsel to the holder of this Note, in connection with the enforcement of the holder's rights hereunder, whether or not legal proceedings are initiated.

6. Amendments. No amendment, modification or waiver of any provision of this Note nor consent to any departure by the Maker therefrom shall be effective unless the same shall be in writing and signed by the holder of this Note and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

7. Governing Law; Jurisdiction and Service of Process. This Note shall be governed by and construed in accordance with the laws of the State of Utah, without giving effect to conflict of laws. The Maker hereby irrevocably consents to the jurisdiction of the courts of the State of Utah and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Note, any document or instrument delivered pursuant to, in connection with, or simultaneously with, this Note or a breach of this Note or any such document or instrument. In any such action or proceeding, the Maker waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 10 of this Note. Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Maker shall appear or answer such summons, complaint, or other process. Should the Maker so served fail to appear or answer within such 30-day period or such extended period, as the case may be, the Maker shall be deemed in default and judgment may be entered by the Holder against the Maker as demanded in any summons, complaint, or other process so served.

8. Successors and Assigns. This Note shall be binding upon the Maker and its successors and permitted assigns and the terms hereof shall inure to the benefit of the Holder and its successors and assigns, including subsequent holders hereof.

9. Notice. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received: (a) upon hand delivery (receipt acknowledged) or delivery by telecopy or facsimile (with transmission confirmation report) if delivered on a business day during normal business hours where such notice is to be received, or the first business day following such delivery if delivered other than on a business day during normal business hours where such notice is to be received; or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever first shall occur, to the address set forth above or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 9 except that such change shall not be effective until actual receipt thereof.

4.

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10. Severability. The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Note in any jurisdiction.

11. Waiver of Notice. The Maker hereby waives presentment, demand for payment, protest, notice of protest and all other demands or notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

12. Set-off, Counterclaim. In the event the holder hereof seeks to enforce its rights under this Note, the Maker waives the right to interpose any set-off or counterclaim of any nature or description against the holder.

13. Headings. The headings in this Note are solely for the convenience of reference and shall be given no effect in the construction or interpretation of this Note.

[signature on next page]

3
NY\255.301 1

IN WITNESSETH WHEREOF, the undersigned has duly executed this Note as of the date first above written.

ENDAVO MEDIA AND COMMUNICATIOS, INC.

[CORPORATE SEAL]

4
NYV255301 1

ENDAVO MEDIA AND COMMUNICATIONS, INC. PROMISSORY NOTE

$4,500
                                                                                       Original Date September 9, 2005

FOR VALUE RECEIVED, the undersigned, ENDAVO MEDIA AND COMMUNICATIONS, INC, a Delaware corporation with offices at 50West Broadway, Suite 400, Salt Lake City, UT 84101 (the "Maker"), unconditionally promises to pay to the order of SOVCAP EQUITY PARTNERS, LTD , a Bahamas corporation, or its registered assigns (the "Holder"), at its office at c/o Lion Corporate Securities Ltd , Cumberland House #27, Cumberland Street, P.O. Box N-10818, Nassau, New Providence, The Bahamas or at such other place as may be designated by the holder hereof in writing, the principal sum of FOUR THOUSAND FIVE HUNDRED DOLLARS ($4,500), together with interest, as specified herein

1 Payments. The Maker agrees to pay the principal of this Note and any accrued interest thereon immediately upon demand from the Holder requesting payment, which demand may be made at any time after 45 days from the issue date of this Note The Maker shall have the right to prepay this Note in whole at any time or in part from time to time upon ten (10) business days notice All payments by the Maker on account of principal, premium, interest or fees hereunder shall be made in money of the United States of America that at the time of payment is legal tender, by wire transfer of immediately available funds

2 Interest. Interest on this Note shall accrue at the rate of six percent (6%) per annum on the unpaid principal balance from the date hereof until the principal sum has been paid in full Without limiting any of the rights of the holder of this Note under Section 4 of this Note, if any payment of principal or premium thereon is not made when the same shall become due and payable hereunder, a premium shall accrue on the principal amount due at a rate per annum equal to twenty=four percent (24%) per annum from the due date (upon demand) Notwithstanding anything to the contrary contained herein, no payments that are considered interest shall accrue or be payable at a rate in excess of the maximum amount permitted by law

3 Events of Default If any of the following conditions or events shall occur and be continuing; (a) the Maker shall default in the payment of principal of or interest on this Note when the same becomes due and payable; (b) the Maker shall admit in writing its inability to pay its debts as such debts become due, (c) the Maker shall make a general assignment for the benefit of creditors, (d) the Maker shall commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (e) the Maker shall file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, or adjustment of debts; (f) there shall have been instituted against the Maker any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings for relief under the Federal Bankruptcy Code or any other law relating to bankruptcy, insolvency or adjustment of debts, which are not dismissed within sixty (60) days after such institution, or (g) the Maker shall take any action for the purposes of effecting any of the foregoing, then, and in any such event, the Holder may at any time (unless ail defaults shall theretofore have been remedied) at its option, declare this Note to be due and payable, whereupon this Note shall forthwith mature and become due and payable, together with interest accrued thereon, without presentment, demand, protest or notice, all of which are hereby waived

NY\255301.1

4 No Waiver; Rights and Remedies Cumulative. No failure on the part of the holder of this Note to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the holder of this Note of any right hereunder preclude any other or further exercise thereof or the exercise of any other right The rights and remedies herein provided are cumulative and not exclusive of any remedies or rights provided by law or by any other agreement between the Maker and the Holder

5 Costs and Expenses The Maker shall reimburse the holder of this Note for all costs and expenses incurred by it, and shall pay the reasonable fees and disbursements of counsel to the holder of this Note, in connection with the enforcement of the holder's rights hereunder, whether or not legal proceedings are initiated

6 Amendments No amendment, modification or waiver of any provision of this Note nor consent to any departure by the Maker therefrom shall be effective unless the same shall be in writing and signed by the holder of this Note and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given

7 Governing Law; Jurisdiction and Service of Process This Note shall be governed by and construed in accordance with the laws of the State of Utah, without giving effect to conflict of laws The Maker hereby irrevocably consents to the jurisdiction of the courts of the State of Utah and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Note, any document or instrument delivered pursuant to, in connection with, or simultaneously with, this Note or a breach of this Note or any such document or instrument In any such action or proceeding, the Maker waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 10 of this Note Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Maker shall appear or answer such summons, complaint, or other process Should the Maker so served fail to appear or answer within such 30-day period or such extended period, as the case may be, the Maker shall be deemed in default and judgment may be entered by the Holder against the Maker as demanded in any summons, complaint, or other process so served

8 Successors and Assigns. This Note shall be binding upon the Maker and its successors and permitted assigns and the terms hereof shall inure to the benefit of the Holder and its successors and assigns, including subsequent holders hereof

9 Notice. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received (a) upon hand delivery (receipt acknowledged) or delivery by telecopy or facsimile (with transmission confirmation report) if delivered on a business day during normal business hours where such notice is to be received, or the first business day following such delivery if delivered other than on a business day during normal business hours where such notice is to be received, or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever first shall occur, to the address set forth above or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 9 except that such change shall not be effective until actual receipt thereof.

9

2
NY\255301.1

10 Severability The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Note in any jurisdiction.

11 Waiver of Notice The Maker hereby waives presentment, demand for payment, protest, notice of protest and all other demands or notices in connection with the delivery, acceptance, performance, default or enforcement of this Note

12 Set-off. Counterclaim In the event the holder hereof seeks to enforce its rights under this Note, the Maker waives the right to interpose any set-off or counterclaim of any nature or description against the holder

13 Headings The headings in this Note are solely for the convenience of reference and shall be given no effect in the construction or interpretation of this Note

[signature on next page]

3
NY\255301.1

IN WITNESSETH WHEREOF, the undersigned has duly executed this Note as of the date first above written
[Missing Graphic Reference]

ENDAVO MEDIA AND COMMUNTCATONS< INC
[CORPORATE SEAL]

IRREVOCABLE STOCK OR BOND POWER

For Value received, the undersigned does (do) hereby sell, assign, and transfer to:

If stock, complete this portion:

shares of the                                                       stock of

represented by certificate(s) Number(s)_

In the name of the undersigned on the books of said company.

If Bonds, complete this portion:

bonds of  IMHI (fka Endavo Media)

in the principal amount of $ 4,500 Number(s) September 9, 2005 inclusive standing in the name of the undersigned on books of said company.

The undersigned does (do) hereby irrevocably constitute and appoint attorney to transfer the said stock or bond(s), as the case may be, on the books of said company, with full power of substitution in the premises.

[Missing Graphic Reference]

Date

Date

11/14/07

ENDAVO MEDIA AND COMMUNICATIONS, INC PROMISSORY NOTE

$12,500
December 16, 2005

FOR VALUE RECEIVED, the undersigned, ENDAVO MEDIA AND COMMUNICATIONS, INC, a Delaware corporation with offices at 50West Broadway, Suite 400, Salt Lake City, UT 84101 (the "Maker"), unconditionally promises to pay to the order of SOVCAP EQUITY PARTNERS, LTD , a Bahamas corporation, or its registered assigns (the "Holder"), at its office at c/o Lion Corporate Securities Ltd, Cumberland House #27, Cumberland Street, P O Box N-10818, Nassau, New Providence, The Bahamas or at such other place as may be designated by the holder hereof in writing, the principal sum of TWELVE THOUSAND FIVE-HUNDRED DOLLARS ($12,500), together with interest, as specified herein

1       Demand Payments. The Maker agrees to pay the principal of this Note and any accrued interest thereon immediately upon demand from the Holder requesting payment, which demand may be made at any time after 45 days from the issue date of this Note. The Maker shall have the right to prepay this Note in whole at any time or in part from time to time upon ten (10) business days notice All payments by the Maker on account of principal, premium, interest or fees hereunder shall be made in money of the United States of America that at the time of payment is legal tender, by wire transfer of immediately available funds

2.      Mandatory Payments. The Maker agrees to make mandatory payments to the Holder in an amount equaling ten percent (10%) of gross profits (net revenue after cost of sales) received by the Company during each fiscal quarter, as reported by the Company Payments shall be made to the Holder within ten (10) days of the date the Maker is able to produce financial statements or no later than the date upon which the Maker files financial statements with the Securities and Exchange Commission (SEC) Mandatory payments made shall be applied to reduce the outstanding principal amount of this Note, along with accrued interest, until the Note is paid in full by the Maker, whether by Mandatory or Demand Payments

3 Interest. Interest on this Note shall accrue at the rate of twelve percent (12%) per annum on the unpaid principal balance from the date hereof until the principal sum has been paid in full Without limiting any of the rights of the holder of this Note under Section 4 of this Note, if any payment of principal or premium thereon is not made when the same shall become due and payable hereunder, a premium shall accrue on the principal amount due at a rate per annum equal to twenty-four percent (24%) per annum from the due date (upon demand) Notwithstanding anything to the contrary contained herein, no payments that are considered interest shall accrue or be payable at a rate in excess of the maximum amount permitted by law

4 Events of Default If any of the following conditions or events shall occur and be continuing (a) the Maker shall default in the payment of principal of or interest on this Note when the same becomes due and payable, (b) the Maker shall admit in writing its inability to pay its debts as such debts become due, (c) the Maker shall make a general assignment for the benefit ->f creditors, (d) the Maker shall commence a voluntary case under the Federal Bankruptcy Code
">ow or hereafter in effect); (e) the Maker shall file a petition seeking to take advantage of any v relating to bankruptcy, insolvency, or adjustment of debts, (f) there shall have been

BY:    BARRY W. HERMAN PRESIDENT

IN WITNESSETH WHEREOF, the undersigned has duly executed this Note as of the date first above written

ENDAVO MEDIA AND COMMUNICATONS< INC

NY\255301.1

IRREVOCABLE STOCK OR BOND POWER

For Value received, the undersigned does (do) hereby sell, assign, and transfer to:

♦>    If stock, complete this portion:

shares of the                                                       stock of
represented by certificate(s) Number(s)
In the name of the undersigned on the books of said company.

❖   If Bonds, complete this portion:

bonds of   IMHI (fka Endavo Media)

in the principal amount of $   12,500     Numbers)  December 16, 2005

inclusive standing in the name of the undersigned on books of said company.

The undersigned does (do) hereby irrevocably constitute and appoint
[Missing Graphic Reference]

attorney to transfer the said stock or bond(s), as the case may be, on the books of said company, with full power of substitution in the premises.

Date

Date 11/4/07

ENDAVO MEDIA AND COMMUNICATIONS, INC. PROMISSORY NOTE

        December 22, 2005

$20,500

FOR VALUE RECEIVED, the undersigned, ENDAVO MEDIA AND COMMUNICATIONS, INC, a Delaware corporation with offices at 50West Broadway, Suite 400, Salt Lake City, UT 84101 (the "Maker"), unconditionally promises to pay to the order of SOVCAP EQUITY PARTNERS, LTD , a Bahamas corporation, or its registered assigns (the "Holder"), at its office at c/o Lion Corporate Securities Ltd., Cumberland House #27, Cumberland Street, P O Box N-10818, Nassau, New Providence, The Bahamas or at such other place as may be designated by the holder hereof in writing, the principal sum of TWENTY THOUSAND FIVE-HUNDRED DOLLARS ($20,500), together with interest, as specified herein

1 Demand Payments. The Maker agrees to pay the principal of this Note and any accrued interest thereon immediately upon demand from the Holder requesting payment, which demand may be made at any time after 45 days from the issue date of this Note The Maker shall have the right to prepay this Note in whole at any time or in part from time to time upon ten (10) business days notice All payments by the Maker on account of principal, premium, interest or fees hereunder shall be made in money of the United States of America that at the time of payment is legal tender, by wire transfer of immediately available funds

2 Mandatory Payments. The Maker agrees to make mandatory payments to the Holder in an amount equaling ten percent (10%) of gross profits (net revenue after cost of sales) received by the Company during each fiscal quarter, as reported by the Company Payments shall be made to the Holder within ten (10) days of the date the Maker is able to produce financial statements or no later than the date upon which the Maker files financial statements with the Securities and Exchange Commission (SEC) Mandatory payments made shall be applied to reduce the outstanding principal amount of this Note, along with accrued interest, until the Note is paid in full by the Maker, whether by Mandatory or Demand Payments

3 Interest. Interest on this Note shall accrue at the rate of twelve percent (12%) per annum on the unpaid principal balance from the date hereof until the principal sum has been paid in full Without limiting any of the rights of the holder of this Note under Section 4 of this Note, if any payment of principal or premium thereon is not made when the same shall become due and payable hereunder, a premium shall accrue on the principal amount due at a rate per annum equal to twenty-four percent (24%) per annum from the due date (upon demand). Notwithstanding anything to the contrary contained herein, no payments that are considered interest shall accrue or be payable at a rate in excess of the maximum amount permitted by law

4 Events of Default If any of the following conditions or events shall occur and be continuing (a) the Maker shall default in the payment of principal of or interest on this Note when the same becomes due and payable, (b) the Maker shall admit in writing its inability to pay its debts as such debts become due, (c) the Maker shall make a general assignment for the benefit of creditors, (d) the Maker shall commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect); (e) the Maker shall file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, or adjustment of debts, (f) there shall have been

Signature BY:    BARRY W. HERMAN

PRESIDENT

instituted against the Maker any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings for relief under the Federal Bankruptcy Code or any other law relating to bankruptcy, insolvency or adjustment of debts, which are not dismissed within sixty (60) days after such institution, or (g) the Maker shall take any action for the purposes of effecting any of the foregoing, then, and in any such event, the Holder may at any time (unless all defaults shall theretofore have been remedied) at its option, declare this Note to be due and payable, whereupon this Note shall forthwith mature and become due and payable, together with interest accrued thereon, without presentment, demand, protest or notice, all of which are hereby waived

5 No Waiver; Rights and Remedies Cumulative No failure on the part of the holder of this Note to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the holder of this Note of any right hereunder preclude any other or further exercise thereof or the exercise of any other right The rights and remedies herein provided are cumulative and not exclusive of any remedies or rights provided by law or by any other agreement between the Maker and the Holder

6 Costs and Expenses The Maker shall reimburse the holder of this Note for all costs and expenses incurred by it, and shall pay the reasonable fees and disbursements of counsel to the holder of this Note, in connection with the enforcement of the holder's rights hereunder, whether or not legal proceedings are initiated

7 Amendments No amendment, modification or waiver of any provision of this Note nor consent to any departure by the Maker therefrom shall be effective unless the same shall be in writing and signed by the holder of this Note and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given

8 Governing Law, jurisdiction and Service of Process This Note shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflict of laws The Maker hereby irrevocably consents to the jurisdiction of the courts of the State of Delaware and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Note, any document or instrument delivered pursuant to, in connection with, or simultaneously with, this Note or a breach of this Note or any such document or instrument In any such action or proceeding, the Maker waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 10 of this Note Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Maker shall appear or answer such summons, complaint, or other process Should the Maker so served fail to appear or answer within such 30-day period or such extended period, as the case may be, the Maker shall be deemed in default and judgment may be entered by the Holder against the Maker as demanded in any summons, complaint, or other process so served

9 Successors and Assigns This Note shall be binding upon the Maker and its successors and permitted assigns and the terms hereof shall inure to the benefit of the Holder and its successors and assigns, including subsequent holders hereof.

10 Notice Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received: (a) upon hand delivery

5

NYY25530M

(receipt acknowledged) or delivery by telecopy or facsimile (with transmission confirmation report) if delivered on a business day during normal business hours where such notice is to be received, or the first business day following such delivery if delivered other than on a business day during normal business hours where such notice is to be received, or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever first shall occur, to the address set forth above or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 9 except that such change shall not be effective until actual receipt thereof

11 Severability The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Note in any jurisdiction

12 Waiver of Notice The Maker hereby waives presentment, demand for payment, protest, notice of protest and all other demands or notices in connection with the delivery, acceptance, performance, default or enforcement of this Note

13 Set-off Counterclaim In the event the holder hereof seeks to enforce its rights under this Note, the Maker waives the right to interpose any set-off or counterclaim of any nature or description against the holder

14 Headings The headings in this Note are solely for the convenience of reference and shall be given no effect in the construction or interpretation of this Note

[signature on next page]

NYA255301.1

IN WITNESSETH WHEREOF, the undersigned has duly executed this Note as of the date first above written

ENDAVO MEDIA AND COMMUNICATONS, INC

/Paul Hamm President

NYA255301.1

IRREVOCABLE STOCK OR BOND POWER

For Value received, the undersigned does (do) hereby sell, assign, and transfer to:

❖   If stock, complete this portion:

shares of the                                                       stock of

represented by certificate(s) Number(s)_

In the name of the undersigned on the books of said company.

If Bonds, complete this portion:

bonds of  IMHI (fka Endavo Media)
in

the principal amount of $ 20,500 Number(s) December 23, 2005 inclusive standing in the name of the undersigned on books of said company.

The undersigned does (do) hereby irrevocably constitute and appoint attorney to transfer the said stock or bond(s), as the case may be, on the books of said company, with full power of substitution in the premises.

SOVCAP EQUITY PARTNERS, LTD
Date Date 11/4/07

[Missing Graphic Reference]
Signature BY:    BARRY W. HERMAN PRESIDENT

ENDAVO MEDIA AND COMMUNICATIONS, INC PROMISSORY NOTE

$20,000
 August 19, 2005

FOR VALUE RECEIVED, the undersigned, ENDAVO MEDIA AND COMMUNICATIONS, INC, a Delaware corporation with offices at 50West Broadway, Suite 400, Salt Lake City, UT 84101 (the "Maker"), unconditionally promises to pay to the order of SOVCAP EQUITY PARTNERS, LTD , a Bahamas corporation, or its registered assigns (the "Holder"), at its office at c/o Lion Corporate Securities Ltd, Cumberland House #27, Cumberland Street, P O Box N-10818, Nassau, New Providence, The Bahamas or at such other place as may be designated by the holder hereof in writing, the principal sum of TWENTY THOUSAND DOLLARS ($20,000), together with interest, as specified herein

1 Payments. The Maker agrees to pay the principal of this Note and any accrued inter est thereon immediately upon demand from the Holder requesting payment, which demand may be made at any time after 45 days from the issue date of this Note The Maker shall have the right to prepay this Note in whole at any time or in part from time to time upon ten (10) business days notice All payments by the Maker on account of principal, premium, interest or fees hereunder shall be made in money of the United States of America that at the time of payment is legal tender, by wire transfer of immediately available funds

2 Interest. Interest on this Note shall accrue at the rate of six percent (6%) per annum on the unpaid principal balance from the date hereof until the principal sum has been paid in full Without limiting any of the rights of the holder of this Note under Section 4 of this Note, if any payment of principal or premium thereon is not made when the same shall become due and payable hereunder, a premium shall accrue on the principal amount due at a rate per annum equal to twenty-four percent (24%) per annum from the due date (upon demand) Notwithstanding anything to the contrary contained herein, no payments that are considered interest shall accrue or be payable at a rate in excess of the maximum amount permitted by law

3.       Events of Default If any of the following conditions or events shall occur and be continuing: (a) the Maker shall default in the payment of principal of or interest on this Note when the same becomes due and payable, (b) the Maker shall admit in writing its inability to pay its debts as such debts become due, (c) the Maker shall make a general assignment for the benefit of creditors, (d) the Maker shall commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (e) the Maker shall file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, or adjustment of debts; (f) there shall have been instituted against the Maker any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings for relief under the Federal Bankruptcy Code or any other law relating to bankruptcy, insolvency or adjustment of debts, which are not dismissed within sixty (60) days after such institution, or (g) the Maker shall take any action for the purposes of effecting any of the foregoing, then, and in any such event, the Holder may at any time (unless all defaults shall theretofore have been remedied) at its option, declare this Note to be due and payable, whereupon this Note shall forthwith mature and become due and payable, together with interest accrued thereon, without presentment, demand, protest or notice, all of which are hereby waived

4 No Waiver. Rights and Remedies Cumulative No failure on the part of the holder of this Note to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the holder of this Note of any right hereunder preclude any other or further exercise thereof or the exercise of any other right The rights and remedies herein provided are cumulative and not exclusive of any remedies or rights provided by law or by any other agreement between the Maker and the Holder

5 Costs and Expenses The Maker shall reimburse the holder of this Note for all costs and expenses incurred by it, and shall pay the reasonable fees and disbursements of counsel to the holder of this Note, in connection with the enforcement of the holder's rights hereunder, whether or not legal proceedings are initiated

6 Amendments No amendment, modification or waiver of any provision of this Note nor consent to any departure by the Maker therefrom shall be effective unless the same shall be in writing and signed by the holder of this Note and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given

7 Governing Law; Jurisdiction and Service of Process This Note shall be governed by and construed in accordance with the laws of the State of Utah, without giving effect to conflict of laws The Maker hereby irrevocably consents to the jurisdiction of the courts of the State of Utah and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Note, any document or instrument delivered pursuant to, in connection with, or simultaneously with, this Note or a breach of this Note or any such document or instrument In any such action or proceeding, the Maker waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 10 of this Note Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or to appeal or answer within such 30-day period or such extended period, as the case may be, the Maker shall be deemed in default and judgment may be entered by the Holder against the Maker as demanded in any summons, complaint, or other process so served

8 Successors and Assigns This Note shall be binding upon the Maker and its successors and permitted assigns and the terms hereof shall inure to the benefit of the Holder and its successors and assigns, including subsequent holders hereof

9 Notice Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received: (a) upon hand delivery
(receipt acknowledged) or delivery by telecopy or facsimile (with transmission confirmation report) if delivered on a business day during normal business hours where such notice is to be received, or the first business day following such delivery if delivered other than on a business day during normal business hours where such notice is to be received, or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever first shall occur, to the address set forth above or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 9 except that such change shall not be effective until actual receipt thereof

NY\255301.1

10 Severability The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Note in any jurisdiction

11 Waiver of Notice The Maker hereby waives presentment, demand for payment, protest, notice of protest and all other demands or notices in connection with the delivery, acceptance, performance, default or enforcement of this Note

12 Set-off Counterclaim In the event the holder hereof seeks to enforce its rights under this Note, the Maker waives the right to interpose any set-off or counterclaim of any nature or description against the holder

13 Headings The headings in this Note are solely for the convenience of reference and shall be given no effect in the construction or interpretation of this Note

[signature on next page]

NY\255301.1

IN WITNESSETH WHEREOF, the undersigned has duly executed this Note as of the date first above written

ENDAVO MEDIA AND COMMUNICATONS, INC

[CORPORATE SEAL]

NY\255301..1

IRREVOCABLE STOCK OR BOND POWER

For Value received, the undersigned does (do) hereby sell, assign, and transfer to:

❖    If stock, complete this portion:

shares of the                                                       stock of

represented by certificate(s) Number(s)_

In the name of the undersigned on the books of said company.

If Bonds, complete this portion:

.bonds of  IMHI (fka Endavo Media)

in the principal amount of $ 20,000 Number(s) August 19, 2005 inclusive standing in the name of the undersigned on books of said company.

The undersigned does (do) hereby irrevocably constitute and appoint attorney to transfer the said stock or bond(s), as the case may be, on the books of said company, with full power of substitution in the premises.

SOVCAP EQUITY PARTNERS, LTD, Signature
[Missing Graphic Reference]

Date
Date 11/4/07

ENDAVO MEDIA AND COMMUNICATIONS. INC PROMISSORY NOTE

$3,000
 January 6, 2006

FOR VALUE RECEIVED, the undersigned, ENDAVO MEDIA AND COMMUNICATIONS. INC, a Delaware corporation with offices at SOWest Broadway, Suite 400, Salt Lake City, UT 84101 (the "Maker"), unconditionally promises to pay to the order of SOVCAP EQUITY PARTNERS, LTD, a Bahamas corporation, or its registered assigns (the "Holder"), at its office at c/o Lion Corporate Securities Ltd, Cumberland House #27, Cumberland Street, P O Box N-10818, Nassau, New Providence, The Bahamas or at such other place as may be designated by the holder hereof in writing, the principal sum of THREE THOUSAND DOLLARS ($3,000), together with interest, as specified herein

1 Demand Payments. The Maker agrees to pay the principal of this Note and any accrued interest thereon immediately upon demand from the Holder requesting payment, which demand may be made at any time after 45 days from the issue date of this Note The Maker shall have the right to prepay this Note in whole at any time or in part from time to time upon ten (10) business days notice All payments by the Maker on account of principal, premium, interest or fees hereunder shall be made in money of the United States of America that at the time of payment is legal tender, by wire transfer of immediately available funds

2 Mandatory Payments. The Maker agrees to make mandatory payments to the Holder in the event the Maker receives the earlier of net revenues or equity or debt financing as follows 1) the Maker shall make Mandatory Payments in an amount equaling ten percent (10%) of gross profits (net revenue after cost of sales) received by the Company during each fiscal quarter, as reported by the Company, or 2) the Maker shall make Mandator/ Payments in amount equaling five percent (5%) of any equity or debt financing received by the company Payments shall be made to the Holder within ten (10) days of the date the Maker is able to produce financial statements, no later than the date upon which the Maker files financial statements with the Securities and Exchange Commission (SEC), or of the date the Maker closes a financing Mandatory payments made shall be applied to reduce the outstanding principal amount of this Note, along with accrued interest, until the Note is paid in full by the Maker, whether paid by Mandatory or Demand Payments

3 Interest, interest on this Note shall accrue at the rate of twelve percent (12%) per annum on the unpaid principal balance from the date hereof until the principal sum has been paid in full Without limiting any of the rights of the holder of this Note under Section 4 of this Note, if any payment of principal or premium thereon is not made when the same shall become due and payable hereunder, a premium shall accrue on the principal amount due at a rate per annum equal to twenty-four percent (24%) per annum from the due date (upon demand) Notwithstanding anything to the contrary contained herein, no payments that are considered interest shall accrue or be payable at a rate in excess of the maximum amount permitted by law

4 Events of Default. If any of the following conditions or events shall occur and be continuing: (a) the Maker shall default in the payment of principal of or interest on this Note when the same becomes due and payable; (b) the Maker shall admit in writing its inability to pay its debts as such debts become due, (c) the Maker shall make a general assignment for the benefit of creditors, (d) the Maker shall commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect); (e) the Maker shall file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, or adjustment of debts, (f) there shall have been instituted against the Maker any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings for relief under the Federal Bankruptcy Code or any other law relating to bankruptcy, insolvency or adjustment of debts, which are not dismissed within sixty (60) days after such institution, or (g) the Maker shall take any action for the purposes of effecting any of the foregoing, then, and in any such event, the Holder may at any time (unless all defaults shall theretofore have been remedied) at its option, declare this Note to be due and payable, whereupon this Note shall forthwith mature and become due and payable, together with interest accrued thereon, without presentment, demand, protest or notice, all of which are hereby waived

5 No Waiver; Rights and Remedies Cumulative No failure on the part of the holder of this Note to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the holder of this Note of any right hereunder preclude any other or further exercise thereof or the exercise of any other right The rights and remedies herein provided are cumulative and not exclusive of any remedies or rights provided by law or by any other agreement between the Maker and the Holder

6 Costs and Expenses The Maker shall reimburse the holder of this Note for all costs and expenses incurred by it, and shall pay the reasonable fees and disbursements of counsel to the holder of this Note, in connection with the enforcement of the holder's rights hereunder, whether or not legal proceedings are initiated.

7.      Amendments No amendment, modification or waiver of any provision of this Note nor consent to any departure by the Maker therefrom shall be effective unless the same shall be in writing and signed by the holder of this Note and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for' which given.

8 Governing Law. Jurisdiction and Service of Process This Note shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflict of laws The Maker hereby irrevocably consents to the jurisdiction of the courts of the State of Delaware and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Note, any document or instrument delivered pursuant to, in connection with, or simultaneously with, this Note or a breach of this Note or any such document or instrument In any such action or proceeding, the Maker waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 10 of this Note Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Maker shall appear or answer such summons, complaint, or other process Should the Maker so served fail to appear or answer within such 30-day period or such extended period, as the case may be, the Maker shall be deemed in default and judgment may be entered by the Holder against the Maker as demanded in any summons, complaint, or other process so served

9 Successors and Assigns. This Note shall be binding upon the Maker and its successors and permitted assigns and the terms hereof shall inure to the benefit of the Holder and its successors and assigns, including subsequent holders hereof

Signature
BY: BARRY W. HERMAN PRESIDENT

10 Notice Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received (a) upon hand delivery (receipt acknowledged) or delivery by telecopy or facsimile (with transmission confirmation report) if delivered on a business day during normal business hours where such notice is to be received, or the first business day following such delivery if delivered other than on a business day during normal business hours where such notice is to be received; or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever first shall occur, to the address set forth above or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 9 except that such change shall not be effective until actual receipt thereof

11 Severability The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Note in any jurisdiction

12 Waiver of Notice. The Maker hereby waives presentment, demand for payment, protest, notice of protest and all other demands or notices in connection with the delivery, acceptance, performance, default or enforcement of this Note

13 Set-off. Counterclaim. In the event the holder hereof seeks to enforce its rights under this Note, the Maker waives the right to interpose any set-off or counterclaim of any nature or description against the holder

14 Headings The headings in this Note are solely for the convenience of reference and shall be given no effect in the construction or interpretation of this Note

[signature on next page]

IN WITNESSETH WHEREOF, the undersigned has duly executed this Note as of the date first above written

ENDAVO MEDIA AND COMMUNICATONS< INC

By
Paul D Hamm President

NY\255301..1

ENDAVO MEDIA AND COMMUNICATIONS, INC. PROMISSORY NOTE

$3,000
                                                                                               January 18, 2006

FOR VALUE RECEIVED, the undersigned, ENDAVO MEDIA AND COMMUNICATIONS, INC, a Delaware corporation with offices at 50West Broadway, Suite 400, Salt Lake City, UT 84101 (the "Maker"), unconditionally promises to pay to the order of SOVCAP EQUITY PARTNERS, LTD , a Bahamas corporation, or its registered assigns (the "Holder"), at its office at c/o Lion Corporate Securities Ltd , Cumberland House #27, Cumberland Street, P O Box N-10818, Nassau, New Providence, The Bahamas or at such other place as may be designated by the holder hereof in writing, the principal sum of THREE THOUSAND DOLLARS ($3,000), together with interest, as specified herein

1 Demand Payments. The Maker agrees to pay the principal of this Note and any accrued interest thereon immediately upon demand from the Holder requesting payment, which demand may be made at any time after 45 days from the issue date of this Note The Maker shall have the right to prepay this Note in whole at any time or in part from time to time upon ten (10) business days notice All payments by the Maker on account of principal, premium, interest or fees hereunder shall be made in money of the United States of America that at the time of payment is legal tender, by wire transfer of immediately available funds

2 Mandatory Payments. The Maker agrees to make mandatory payments to the Holder in the event the Maker receives the earlier of net revenues or financing as follows: 1) the Maker shall make Mandatory Payments in an amount equaling ten percent (10%) of gross profits (net revenue after cost of sales) received by the Company during each fiscal quarter, as reported by the Company, or 2) the Maker shall make Mandatory Payments in amount equaling five percent (5%) of any equity or debt financing received by the company Payments shall be made to the Holder within ten (10) days of the date the Maker is able to produce financial statements, no later than the date upon which the Maker files financial statements with the Securities and Exchange Commission (SEC), or of the date the Maker closes a financing Mandatory payments made shall be applied to reduce the outstanding principal amount of this Note, along with accrued interest, until the Note is paid in full by the Maker, whether paid by Mandatory or Demand Payments

3 Interest. Interest on this Note shall accrue at the rate of twelve percent (12%) per annum on the unpaid principal balance from the date hereof until the principal sum has been paid in full Without limiting any of the rights of the holder of this Note under Section 4 of this Note, if any payment of principal or premium thereon is not made when the same shall become due and payable hereunder, a premium shall accrue on the principal amount due at a rate per annum equal to twenty-four percent (24%) per annum from the due date (upon demand) Notwithstanding anything to the contrary contained herein, no payments that are considered interest shall accrue or be payable at a rate in excess of the maximum amount permitted by law

4 Events of Default If any of the following conditions or events shall occur and be continuing (a) the Maker shall default in the payment of principal of or interest on this Note when the same becomes due and payable, (b) the Maker shall admit in writing its inability to pay its debts as such debts become due, (c) the Maker shall make a general assignment for the benefit

1

NY\25530L1

of creditors, (d) the Maker shall commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (e) the Maker shall file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, or adjustment of debts, (f) there shall have been instituted against the Maker any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings for relief under the Federal Bankruptcy Code or any other law relating to bankruptcy, insolvency or adjustment of debts, which are not dismissed within sixty (60) days after such institution, or (g) the Maker shall take any action for the purposes of effecting any of the foregoing, then, and in any such event, the Holder may at any time (unless all defaults shall theretofore have been remedied) at its option, declare this Note to be due and payable, whereupon this Note shall forthwith mature and become due and payable, together with interest accrued thereon, without presentment, demand, protest or notice, all of which are hereby waived

5 No Waiver, Rights and Remedies Cumulative No failure on the part of the holder of this Note to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the holder of this Note of any right hereunder preclude any other or further exercise thereof or the exercise of any other right The rights and remedies herein provided are cumulative and not exclusive of any remedies or rights provided by law or by any other agreement between the Maker and the Holder

6 Costs and Expenses The Maker shall reimburse the holder of this Note for all costs and expenses incurred by it, and shall pay the reasonable fees and disbursements of counsel to the holder of this Note, in connection with the enforcement of the holder's rights hereunder, whether or not legal proceedings are initiated

7,       Amendments No amendment, modification or waiver of any provision of this Note nor consent to any departure by the Maker therefrom shall be effective unless the same shall be in writing and signed by the holder of tins Note and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given

8       Governing Law. Jurisdiction and Service of Process This Note shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflict of laws. The Maker hereby irrevocably consents to the jurisdiction of the courts of the State of Delaware and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Note, any document or instrument delivered pursuant to, in connection with, or simultaneously with, this Note or a breach of this Note or any such document or instrument In any such action or proceeding, the Maker waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 10 of this Note Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Maker shall appear or answer such summons, complaint, or other process Should the Maker so served fail to appear or answer within such 30-day period or such extended period, as the case may be, the Maker shall be deemed in default and judgment may be entered by the Holder against the Maker as demanded in any summons, complaint, or other process so served

9.       Successors and Assigns. This Note shall be binding upon the Maker and its successors and permitted assigns and the terms hereof shall inure to the benefit of the Holder and its successors and assigns, including subsequent holders hereof

2
NY\255301..1

10 Notice. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received: (a) upon hand delivery (receipt acknowledged) or delivery by telecopy or facsimile (with transmission confirmation report) if delivered on a business day during normal business hours where such notice is to be received, or the first business day following such delivery if delivered other than on a business day during normal business hours where such notice is to be received, or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever first shall occur, to the address set forth above or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 9 except that such change shall not be effective until actual receipt thereof

11 Severability The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Note in any jurisdiction

12 Waiver of Notice. The Maker hereby waives presentment, demand for payment, protest, notice of protest and all other demands or notices in connection with the delivery, acceptance, performance, default or enforcement of this Note

13 Set-off Counterclaim In the event the holder hereof seeks to enforce its rights under this Note, the Maker waives the right to interpose any set-off or counterclaim of any nature or description against the holder

14 Headings The headings in this Note are solely for the convenience of reference anu Snail be given no effect in the construction or interpretation of this Note.

[signature on next page]

IN WITNESSETH WHEREOF, the undersigned has duly executed this Note as of the date first above written
[Missing Graphic Reference]

ENDAVO MEDIA AND COMMUNICATOR, INC.

3
NYV255301 1

ENDAVO MEDIA AND COMMUNICATIONS, INC. PROMISSORY NOTE

$5,000
February 3, 2006

FOR VALUE RECEIVED, the undersigned, ENDAVO MEDIA AND COMMUNICATIONS, INC, a Delaware corporation with offices at 50West Broadway, Suite 400, Salt Lake City, UT 84101 (the "Maker"), unconditionally promises to pay to the order of SOVCAP EQUITY PARTNERS, LTD , a Bahamas corporation, or its registered assigns (the "Holder"), at its office at c/o Lion Corporate Securities Ltd, Cumberland House #27, Cumberland Street, P O Box N-10818, Nassau, New Providence, The Bahamas or at such other place as may be designated by the holder hereof in writing, the principal sum of FIVE THOUSAND DOLLARS ($5,000), together with interest, as specified herein

1 Demand Payments. The Maker agrees to nay the principal of this Note and any accrued interest thereon immediately upon demand from the Holder requesting payment, which demand may be made at any time after 45 days from the issue date of this Note The Maker shall have the right to prepay this Note in whole at any time or in part from time to time upon ten (10) business days notice All payments by the Maker on account of principal, premium, interest or fees hereunder shall be made in money of the United States of America that at the time of payment is legal tender, by wire transfer of immediately available funds

2 Mandatory Payments. The Maker agrees to make mandatory payments to the Holder in the event the Maker receives the earlier of net revenues or financing as follows; 1) the Maker shall make Mandatory Payments in an amount equaling ten percent (10%) of gross profits (net revenue after cost of sales) received by the Company during each fiscal quarter, as reported by the Company, or 2) the Maker shall make Mandatory Payments in amount equaling five percent (5%) of any equity or debt financing received by the company Payments shall be made to the Holder within ten (10) days of the date the Maker is able to produce financial statements, no later than the date upon which the Maker files financial statements with the Securities and Exchange Commission (SEC), or of the date the Maker closes a financing Mandatory payments made shall be applied to reduce the outstanding principal amount of this Note, along with accrued interest, until the Note is paid in full by the Maker, whether paid by Mandatory or Demand Payments

3 Interest. Interest on this Note shall accrue at the rate of twelve percent (12%) per annum on the unpaid principal balance from the date hereof until the principal sum has been paid in full Without limiting any of the rights of the holder of this Note under Section 4 of this Note, if any payment of principal or premium thereon is not made when the same shall become due and payable hereunder, a premium shall accrue on the principal amount due at a rate per annum equal to twenty-four percent (24%) per annum from the due date (upon demand) Notwithstanding anything to the contrary contained herein, no payments that are considered interest shall accrue or be payable at a rate in excess of the maximum amount permitted by law

4 Events of Default If any of the following conditions or events shall occur and be continuing (a) the Maker shall default in the payment of principal of or interest on this Note when the same becomes due and payable, (b) the Maker shall admit in writing its inability to pay its debts as such debts become due, (c) the Maker shall make a general assignment for the benefit

1

NYV255301.

of creditors, (d) the Maker shall commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (e) the Maker shall file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, or adjustment of debts, (f) there shall have been instituted against the Maker any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings for' relief under the Federal Bankruptcy Code or any other law relating to bankruptcy, insolvency or adjustment of debts, which are not dismissed within sixty (60) days after such institution, or (g) the Maker shall take any action for the purposes of effecting any of the foregoing, then, and in any such event, the Holder may at any time (unless all defaults shall theretofore have been remedied) at its option, declare this Note to be due and payable, whereupon this Note shall forthwith mature and become due and payable, together with interest accrued thereon, without presentment, demand, protest or notice, all of which are hereby waived

5 No Waiver; Rights and Remedies Cumulative No failure on the part of the holder of this Note to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the holder of this Note of any right hereunder preclude any other or further exercise thereof or the exercise of any other right The rights and remedies herein provided are cumulative and not exclusive of any remedies or rights provided by law or by any other agreement between the Maker and the Holder

6 Costs and Expenses The Maker shall reimburse the holder of this Note for all costs and expenses incurred by it, and shall pay the reasonable fees and disbursements of counsel to the holder of this Note, in connection with the enforcement of the holder's rights hereunder, whether or not legal proceedings are initiated.

7 Amendments No amendment, modification or waiver of any provision of this Note nor consent to any departure by the Maker therefrom shall be effective unless the same shall be in writing and signed by the holder of this Note and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given

8.       Governing Law. Jurisdiction and Seivice of Process This Note shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflict of laws The Maker hereby irrevocably consents to the jurisdiction of the courts of the State of Delaware and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Note, any document or instrument delivered pursuant to, in connection with, or simultaneously with, this Note or a breach of this Note or any such document or instrument In any such action or proceeding, the Maker waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 10 of this Note Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Maker shall appear or answer such summons, complaint, or other process Should the Maker so served fail to appear or answer within such 30-day period or such extended period, as the case may be, the Maker shall be deemed in default and judgment may be entered by the Holder against the Maker as demanded in any summons, complaint, or other process so served

9       Successors and Assigns This Note shall be binding upon the Maker and its successors and permitted assigns and the terms hereof shall inure to the benefit of the Holder and its successors and assigns, including subsequent holders hereof.

NY\255301..1

10 Notice Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received (a) upon hand delivery (receipt acknowledged) or delivery by telecopy or facsimile (with transmission confirmation report) if delivered on a business day during normal business hours where such notice is to be received, or the first business day following such delivery if delivered other than on a business day during normal business hours where such notice is to be received, or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever first shall occur, to the address set forth above or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 9 except that such change shall not be effective until actual receipt thereof

11 Severability The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Note in any jurisdiction

12 Waiver of Notice. The Maker hereby waives presentment, demand for payment, protest, notice of protest and all other demands or notices in connection with the delivery, acceptance, performance, default or enforcement of this Note

13 Set-off Counterclaim In the event the holder hereof seeks to enforce its rights under this Note, the Maker waives the right to interpose any set-off or counterclaim of any nature or description against the holder

14 Headings The headings in this Note are solely for the convenience of reference and shall be given no effect in the construction or interpretation of this Note

[signature on next page]

NY\255301.1

IN WITNESSETH WHEREOF, the undersigned has duly executed this Note as of the date first above written
[Missing Graphic Reference]

ENDAVO MEDIA AND COMMUNICATOR, INC.

A
NY\25530U

ENDAVO MEDIA AND COMMUNICATIONS, INC. PROMISSORY NOTE

$50,000
 February 24, 2006

FOR VALUE RECEIVED, the undersigned, ENDAVO MEDIA AND COMMUNICATIONS, INC, a Delaware corporation with offices at 10 Glenlake Parkway, Suite 130, Atlanta, GA 30328 (the "Maker"), unconditionally promises to pay to the order of SOVCAP EQUITY PARTNERS LTD , a Bahamas Limited Partnership, or its registered assigns (the "Holder"), at such place as may be designated by the holder hereof in writing, the principal sum of FIFTY THOUSAND DOLLARS ($50,000), together with interest, as specified herein

1 Demand Payments. The Maker' agrees to pay the principal of this Note and any accrued interest thereon immediately upon demand from the Holder requesting payment, which demand may be made at any time after 45 days from the issue date of this Note The Maker shall have the right to prepay this Note in whole at any time or in part from time to time upon ten (10) business days notice. All payments by the Maker on account of principal, premium, interest or fees hereunder shall be made in money of the United States of America that at the time of payment is legal tender, by wire transfer of immediately available funds

2 Interest. Interest on this Note shall accrue at the rate of twelve percent (12%) per annum on the unpaid principal balance from the date hereof until the principal sum has been paid in full Without limiting any of the rights of the holder of this Note under Section 4 of this Note, if any payment of principal or premium thereon is not made when the same shall become due and payable hereunder, a premium shall accrue on the principal amount due at a rate per annum equal to twenty-four percent (24%) per annum from the due date (upon demand) Notwithstanding anything to the contrary contained herein, no payments that are considered interest shall accrue or be payable at a rate in excess of the maximum amount permitted by law

3 Events of Default If any of the following conditions or events shall occur and be continuing (a) the Maker shall default in the payment of principal of or interest on this Note when the same becomes due and payable, (b) the Maker shall admit in writing its inability to pay its debts as such debts become due, (c) the Maker shall make a general assignment for the benefit of creditors, (d) the Maker shall commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect); (e) the Maker shall file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, or adjustment of debts, (f) there shall have been instituted against the Maker any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings for relief under the Federal Bankruptcy Code or any other law relating to bankruptcy, insolvency or adjustment of debts, which are not dismissed within sixty (60) days after such institution, or (g) the Maker shall take any action for the purposes of effecting any of the foregoing, then, and in any such event, the Holder may at any time (unless all defaults shall theretofore have been remedied) at its option, declare this Note to be due and payable, whereupon this Note shall forthwith mature and become due and payable, together with interest accrued thereon, without presentment, demand, protest or notice, all of which are hereby waived

4 No Waiver, Rights and Remedies Cumulative. No failure on the part of the holder of this Note to exercise, and no delay in exercising any right hereunder shall operate as a

1

NY\255301,1

waiver thereof; nor shall any single or partial exercise by the holder of this Note of any right hereunder preclude any other or further exercise thereof or the exercise of any other right The rights and remedies herein provided are cumulative and not exclusive of any remedies or rights provided by law or by any other agreement between the Maker and the Holder

5 Costs and Expenses The Maker shall reimburse the holder of this Note for all costs and expenses incurred by it, and shall pay the reasonable fees and disbursements of counsel to the holder of this Note, in connection with the enforcement of the holder's rights hereunder, whether or not legal proceedings are initiated

6 Amendments No amendment, modification or waiver of any provision of this Note nor consent to any departure by the Maker therefrom shall be effective unless the same shall be in writing and signed by the holder of this Note and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given

7 Governing Law; Jurisdiction and Service of Process This Note shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflict of laws The Maker hereby irrevocably consents to the jurisdiction of the courts of the State of Delaware and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Note, any document or instrument delivered pursuant to, in connection with, or simultaneously with, this Note or a breach of this Note or any such document or instrument In any such action or proceeding, the Maker waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 10 of this Note Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Maker shall appear or answer such summons, complaint, or other process Should the Maker so served fail to appear or answer within such 30-day period or such extended period, as the case may be, the Maker shall be deemed in default and judgment may be entered by the Holder against the Maker as demanded in any summons, complaint, or other process so served

8 Successors and Assigns This Note shall be binding upon the Maker and its successors and permitted assigns and the terms hereof shall inure to the benefit of the Holder and its successors and assigns, including subsequent holders hereof

9 Notice Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received (a) upon hand delivery (receipt acknowledged) or delivery by telecopy or facsimile (with transmission confnmation report) if delivered on a business day during normal business hours where such notice is to be day during normal business hours where such notice is to be received, or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever first shall occur, to the address set forth above or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 9 except that such change shall not be effective until actual receipt thereof.

10 Severability. The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or

2
NY\255301..1

unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Note in any jurisdiction

11 Waiver of Notice The Maker hereby waives presentment, demand for payment, protest, notice of protest and all other demands or notices in connection with the delivery, acceptance, performance, default or enforcement of this Note

12 Set-off Counterclaim In the event the holder hereof seeks to enforce its rights under this Note, the Maker waives the right to interpose any set-off or counterclaim of any nature or description against the holder

13 Headings The headings in this Note are solely for the convenience of reference and shall be given no effect in the construction or interpretation of this Note

[signature on next page]

3
NY\255301.1

IN WITNESSETH WHEREOF, the undersigned has duly executed this Note as of the date first above written
[Missing Graphic Reference]

ENDAVO MEDIA AND COMMUNICATIONS, INC.

For Value received, the undersigned does (do) hereby sell, assign, and transfer to:

♦:♦ If stock, complete this portion:

shares of the                                                  stock of

represented by certificate^) Number(s)_

In the name of the undersigned on the books of said company. ❖ If Bonds, complete this portion:
bonds of IMHI (fka Endavo Media)

in the principal amount of $ 50,000 Numbers)    February 24, 2006

inclusive standing in the name of the undersigned on books of said company. The undersigned does (do) hereby irrevocably constitute and appoint attorney to transfer the said stock or bond(s), as the case may be, on the books of said company, with full power of substitution in the premises.
nature 1 \ Date lire v Date

INTEGRATED MEDIA HOLDINGS, INC. PROMISSORY NOTE
August 1, 2006

$32,500 00

FOR VALUE RECEIVED, the undersigned, INTEGRATED MEDIA HOLDINGS, INC., a Delaware corporation with offices at 10 Glenlake Parkway, Suite 130, Atlanta, GA 30328 (the "Maker"), unconditionally promises to pay to the order of SovCap Equity Partners, LTD , a Bahamas Limited Partnership (the "Holder"), at such place as may he designated by the Holder hereof in writing, the principal sum of THIRTY TWO THOUSAND, FIVE HUNDRED DOLLARS ($32,500 00), without interest, except as specified herein

1 Payments. The Maker agrees to pay the principal of this Note within ten (10) days following demand from the Holder requesting payment, which demand may be made at any time after the 60th day following the issue date of this Note The Maker shall have the right to prepay this Note in whole at any time or in part from time to time Any payments, including prepayments, of principal of this Note, whether upon demand, at the option of the Company, upon default or otherwise shall include a repayment premium equal to the product of (a) the Repayment Percentage (as defined below) and (b) the number of thirty (30) day periods (rounded up to the next whole number) (each 30-day period referred to as a "Monthly Period") that this Note has been outstanding (computed from the date of issuance of this Note to the date of payment) but in no event higher than the maximum amount permitted by law For purposes of this Note, the Repayment Percentage shall mean one and one-half percent (1.5%) of the outstanding principal amount of this Note All payments by the Maker on account of principal, premium, interest or fees hereunder shall be made in money of the United States of America that at the time of payment is legal tender, by wire transfer of immediately available funds

2 Interest. Without limiting any of the rights of the holder of this Note under Section 4 of this Note, if any payment of principal or premium thereon is not made when the same shall become due and payable hereunder, interest shall accrue thereon at a rate per annum equal to twelve percent (12%) per annum Notwithstanding anything to the contrary contained herein, no payments that are considered interest shall accrue or be payable at a rate in excess of the maximum amount permitted by law

3 Use of Proceeds.  The Company agrees use the proceeds from the sale and issuance of the Bridge Notes only for payment of following expenses

a   WV Fiber LLC Asset Purchase and related costs b   Working capital

4 Conversion.

(a)     At any time after the date that is ninety (90) days following the issue date of this Note and from time to time, the Holder may convert all or any portion of this Note, together with the Repayment Percentage, and accrued and unpaid interest and fees due on this Note (the "Conversion Amount") into shares of common stock of the Maker (the "Common Stock")

(b) If the Holder elects to convert less than the full principal amount of this Note, the Maker shall issue a Note in substantially the same form as this Note, except that the principal amount shall be reduced by the principal amount so converted (exclusive of the redemption premium).

(c) The number of shares of Common Stock issuable upon conversion of this Note is equal to the quotient of the Conversion Amount of that portion of the Note being converted divided by the Conversion Price Fractional shares will not be issued In lieu of any fraction of a share, the Maker shall deliver its check for the dollar amount of the less than full share remainder For purposes of this Note, the "Conversion Price" shall mean $0 25

(d) To convert this Note into Common Stock, (the "Conversion Date"), the Holder hereof shall (A) deliver or transmit by facsimile, for receipt on or prior to 11 59 P.M., Eastern Time, on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit A (the "Conversion Notice") to the Maker or its designated transfer agent for its Common Stock (the "Transfer Agent"), and (B) surrender to a common carrier for delivery to the Maker or the Transfer Agent as soon as practicable following such date, this Note (or an indemnification undertaking with respect to such shares in the case of the loss, theft, or destruction of this Note) and the originally executed Conversion Notice The date the Maker receives the Conversion Note and this Note is hereinafter the "Conversion Date "

(e) Upon receipt by the Maker of a facsimile copy of a Conversion Notice, the Maker shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to Holder Upon receipt by the Maker or the Transfer Agent of the Note to be converted pursuant to a Conversion Notice, together with the originally executed Conversion Notice, the Maker or the Transfer Agent (as applicable) shall, within five (5) business days following the date of receipt, (A) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of Holder or its designee, for the number of shares of Common Stock to which Holder shall be entitled or (B) credit the aggregate number of shares of Common Stock to which such Holder shall be entitled to the Holder's or its designee's balance account at The Depository Trust Company

(f) The Person or persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the "Record Holder" or Holder of such shares of Common Stock on the Conversion Date

(g) If the Maker shall fail to issue to Holder within five (5) business days following the date of receipt by the Maker or the Transfer Agent of this Note to be converted pursuant to a Conversion Notice, a certificate for the number of shares of Common Stock to which each Holder is entitled upon Holder's conversion of this Note, in addition to all other available remedies which such Holder may pursue hereunder, the Maker shall pay additional damages to Holder on each day after the fifth (5th) business day following the date of receipt by the Maker or the Transfer Agent an amount equal to 10% of the product of (A) the number of shares of Common Stock not issued to Holder and to which Holder is entitled multiplied by (B) the Closing Bid Price of the Common Stock on the business day following the date of receipt by the Maker or the Transfer Agent of the Conversion Notice The foregoing notwithstanding, Holder at its option may withdraw a Conversion Notice, and remain a Holder of this Note, if Holder has otherwise complied with this Section 4

(h)           If any adjustment to the Conversion Price to be made pursuant to clause (j)

of this Section 4 becomes effective immediately after a record date for an event as therein described, and conversion occurs prior to such event but after the record date, the Maker may defer issuing, delivering, or paying to Holder any additional shares of Common Stock or check for any cash remainder required by reason of such adjustment until the occurrence of such event,

provided that the Maker delivers to Holder a due bill or other appropriate instrument evidencing the Holders' right to receive such additional shares or check upon the occurrence of the event giving rise to the adjustment

(i)           Until such time as this Note has been fully redeemed, the Maker shall reserve out of its authorized but unissued Common Stock enough shares of Common Stock to permit the conversion of the entire Redemption Price and all accrued and unpaid interest due on this Note at any time All shares of Common Stock issued upon conversion of this Note shall be fully paid and nonassessable The Maker covenants that if any shares of Common Stock,

required to be reserved for purposes of conversion of this Note hereunder, require registration with or approval of any governmental authority under any federal or state law or listing upon any national securities exchange before such shares may be issued upon conversion, the Maker shall in good faith, as expeditiously as possible, endeavor to cause such shares to be duly registered,

approved or listed, as the case may be

(j)      The Conversion Price shall be subject to adjustment from time to time as follows.

(i) If the Maker at any time subdivides (by any stock split, stock dividend, recapitalization, or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced If the Maker at any time combines (by combination, reverse stock split, or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased

(ii) Prior to the consummation of any Organic Change (as defined below), the Maker will make appropriate provision (in form and substance satisfactory to the Holder to insure that Holder will thereafter have the right to acquire and receive in lieu of, or in addition to, (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of this Holder's Note, such shares of stock, securities, or assets as may be issued or payable with respect to, or in exchange for, the number of shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of this Note had such Organic Change not taken place. In any such case, the Maker will make appropriate provision (in form and substance satisfactory to Holder with respect to such Holder's rights and interests to insure that the provisions of this clause (j) will thereafter be applicable. The Maker will not effect any such consolidation, merger, or sale, unless prior to the consummation thereof the successor entity (if other than the Maker) resulting from consolidation or merger or the entity purchasing such assets assumes, by written instrument (in form and substance satisfactory to Holder), the obligation to deliver to Holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions, that Holder may be entitled to acquire For purposes of this Agreement, "Organic Change" means any recapitalization, reorganization, reclassification, consolidation, merger, or sale of all or substantially all of the Maker's assets to another Person (as defined below), or other similar transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities, or assets with respect to or in exchange for Common Stock, and "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, and a government or any department or agency thereof

(k)     The Holder shall be entitled to piggyback registration rights with respect to the shares of Common Stock issuable upon conversion of this Note by the Holder The Company agrees to include such shares on the first available registration, including forms S-l, SB-2 or S-3, filed by the Company with Securities and Exchange Commission

5       Events of Default If any of the following conditions or events shall occur and be continuing (a) the Maker shall default in the payment of principal of this Note when the same becomes due and payable, (b) the Maker shall admit in writing its inability to pay its debts as such debts become due, (c) the Maker shall make a general assignment for the benefit of creditors, (d) the Maker shall commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (e) the Maker shall file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, or adjustment of debts, (f) there shall have been instituted against the Maker any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings for relief under the Federal Bankruptcy Code or any other law relating to bankruptcy, insolvency or adjustment of debts, which are not dismissed within sixty (60) days after such institution, or (g) the Maker shall take any action for the purposes of effecting any of the foregoing, then, and in any such event, the Holder may at any time (unless all defaults shall theretofore have been remedied) at its option, declare this Note to be due and payable, whereupon this Note shall forthwith mature and become due and payable, together with interest accrued thereon, without presentment, demand, protest or notice, all of which are hereby waiver

6.        NEGATIVE COVENANTS The provisions of this Section 6 shall remain in effect so long as any of the Bridge Notes shall remain outstanding

(a) Restrictions on Transactions with Affiliates The Company will not make any loans or advances to any of its officers, shareholders, or Affiliates, other than expense advances made by the Company to its officers and employees in the ordinary course of business The Company will not increase the salary of any executive officer, or the remuneration of any director

(b) Restrictions on Investments. Other than as permitted by this Agreement, the Company will not purchase or acquire or invest in, or agree to purchase or acquire or invest in the business, property, or assets of, or any securities of, any other company or business, provided however, that the Company may enter into contracts relating to the expansion of its business and may invest its Excess Cash as defined below in: securities issued or directly and fully guaranteed or insured by the United States government or any agency thereof having maturities of not more than one year from the date of acquisition, certificates of deposit or eurodollar certificates of deposit, having maturities of not more than one hundred eighty days from the date of acquisition, or one year from the date of acquisition in the case of certificates of deposit or eurodollar certificates of deposit being used to secure the Company's reimbursement obligations under letters of credit (provided that nothing contained herein shall be construed to permit letters of credit not otherwise permitted under this Agreement), commercial paper of any Person that is not a subsidiary or an Affiliate of the Company, maturing within one hundred eighty days after the date of acquisition, bank loan participations, and money market instruments having maturities of not more than one hundred eighty days from the date of acquisition, or one year from the date of acquisition in the case of money market instruments being used to secure the Company's reimbursement obligations under letters of credit (provided that nothing contained herein shall be construed to permit letters of credit not otherwise permitted under this Agreement), in all cases of such credit quality as a prudent business person would invest in As used in this Section, "Excess Cash{ XE "Excess Cash"}" shall mean that portion of the proceeds of the Bridge Notes that has not been invested as described in Section 3 hereof

(c) Change in Business, Operations The Company will not cause or effect any change in or addition to the primary business of the Company that has not been approved by Purchaser, such that more than 20% of the consolidated net earnings of the Company are derived from a business other than the business in which the Company was engaged on the date hereof as reflected in the applicable last SEC Document filed prior to the First Closing ("Change in Business { XE "Change in Business"}") The business of the Company and its subsidiaries shall not be conducted in violation of any law, ordinance, or regulation of any governmental entity

(d) Exceptions With Consent of Purchasers The Company may seek an exception to any prohibited action under this Section by first, giving written notice to Purchaser of Bridge Note under this Agreement, along with copies of all documentation requested by any Purchaser relating to such requested exception, and second, in the sole discretion of Purchaser, satisfactorily responding to any Purchaser inquiries about the requested action The Company may undertake any such requested action otherwise prohibited by this Section 6 only after receiving the advance written consent of Purchaser hereunder

7 No Waiver, Rights and Remedies Cumulative No failure on the part of the holder of this Note to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the holder of this Note of any right hereunder preclude any other or further exercise thereof or the exercise of any other right The rights and remedies herein provided are cumulative and not exclusive of any remedies or rights provided by law or by any other agreement between the Maker and the Holder

8 Costs and Expenses The Maker shall reimburse the holder of this Note for all costs and expenses incurred by it, and shall pay the reasonable fees and disbursements of counsel to the holder of this Note, in connection with the enforcement of the holder's rights hereunder, whether or not legal proceedings are initiated

9 Amendments. No amendment, modification or waiver of any provision of this Note nor consent to any departure by the Maker therefrom shall be effective unless the same shall be in writing and signed by the holder of this Note and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given

10 Governing Law, Jurisdiction and Service of Process This Note shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflict of laws The Maker hereby irrevocably consents to the jurisdiction of the courts of the

State of Delaware and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Note, any document or instrument delivered pursuant to, in connection with, or simultaneously with, this Note or a breach of this Note or any such document or instrument In any such action or proceeding, the Maker waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 11 of this Note Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Maker shall appear or answer such summons, complaint, or other process Should the Maker so served fail to appear or answer within such 30-day period or such extended period, as the case may be, the Maker shall be deemed in default and judgment may be entered by the Holder against the Maker as demanded in any summons, complaint, or other process so served

11 Successors and Assigns This Note shall be binding upon the Maker and its successors and permitted assigns and the terms hereof shall inure to the benefit of the Holder and its successors and assigns, including subsequent holders hereof

12 Notice Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received: (a) upon hand delivery (receipt acknowledged) or delivery by telecopy or facsimile (with transmission confirmation report) if delivered on a business day during normal business hours where such notice is to be received, or the first business day following such delivery if delivered other than on a business day during normal business hours where such notice is to be received, or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever first shall occur, to the address set forth above or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 10 except that such change shall not be effective until actual receipt thereof

13 Severability The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Note in any jurisdiction

14 Waiver of Notice The Maker hereby waives presentment, demand for payment, protest, notice of protest and all other demands or notices in connection with the delivery, acceptance, performance, default or enforcement of this Note

15 Set-off Counterclaim In the event the holder hereof seeks to enforce its rights under this Note, the Maker waives the right to interpose any set-off or counterclaim of any nature or description against the holder

16 Headings The headings in this Note are solely for the convenience of reference and shall be given no effect in the construction or interpretation of this Note

[signature on next page]
[Missing Graphic Reference]

IN WITNESSETH WHEREOF, the undersigned has duly executed this Note as of the date first above written
[CORPORATE SEAL]

EXHIBIT A

Reference is made to terms and conditions of the Note in the principal amount of $[] registered in the name of {NAME OF HOLDER} (the "Note"). In accordance with and pursuant to the terms of the
Note, the undersigned hereby elects to convert $                                                                                                in principal amount of the Note into
shares of Common Stock, $.001 par value per share (the "Common Stock"), of the Company, by tendering the original Note specified below as of the date specified below

Date of Conversion:

Principal Amount of Note to be converted Redemption Premium Accrued Interest and/or Fees

Total Amount of Note to be Converted

Please confirm the following information:

Conversion Price

Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the Note is being converted in the following name and to the following address:

Issue to:

Facsimile Number

Authorization

By
Title:

Dated

If electronic book entry transfer, complete the following
Account Number:
Transaction Code Number

COMPANY ACKNOWLEDGEMENT TO
CONVERSION NOTICE

ACKNOWLEDGED AND AGREED INTEGRATED MEDIA HOLDINGS, INC.

By
Name Title:

Date

For Value received, the undersigned does (do) hereby sell, assign, and transfer to:

❖ If stock, complete this portion:

shares of the                                                       stock of

represented by certificate(s) Number(s)

In the name of the undersigned on the books of said company.

❖ If Bonds, complete this portion:

bonds of IMHI

in the principal amount of $ 32,500                                                                           Number(s) August 1, 2006

inclusive standing in the name of the undersigned on books of said company.

The undersigned does (do) hereby irrevocably constitute and appoint
[Missing Graphic Reference]

attorney to transfer the said stock or bond(s), as the case may be, on the books of said company, with full power of substitution in the premises.

Date

Date 11/4/07

INTEGRATED MEDIA HOLDINGS, INC. PROMISSORY NOTE
$12,000. 00
    November 14, 2006

FOR VALUE RECEIVED, the undersigned, INTEGRATED MEDIA HOLDINGS, INC., a Delaware corporation with offices at 10 Glenlake Parkway, Suite 130, Atlanta, GA 30328 (the "Maker"), unconditionally promises to pay to the order of SovCap Equity Partners, LTD , a Bahamas Limited Partnership (the "Holder"), at such place as may be designated by the Holder hereof in writing, the principal sum of TWELVE THOUSAND DOLLARS ($12,000 00), without interest, except as specified herein

1 Payments. The Maker agrees to pay the principal of this Note within ten (10) days following demand from the Holder requesting payment, which demand may be made at any time after the issue date of this Note The Maker shall have the right to prepay this Note in whole at any time or in part from time to time Any payments, including prepayments, of principal of this Note, whether upon demand, at the option of the Company, upon default or otherwise shall include a repayment premium equal to the product of (a) the Repayment Percentage (as defined below) and (b) the number of thirty (30) day periods (rounded up to the next whole number) (each 30-day period referred to as a "Monthly Period") that this Note has been outstanding (computed from the date of issuance of this Note to the date of payment) but in no event higher than the maximum amount permitted by law. For purposes of this Note, the Repayment Percentage shall mean one and one-half percent (L.5%) of the outstanding principal amount of this Note All payments by the Maker on account of principal, premium, interest or fees hereunder shall be made in money of the United States of America that at the time of payment is legal tender, by wire transfer of immediately available funds

2 Interest. Without limiting any of the rights of the holder of this Note under Section 4 of this Note, if any payment of principal or premium thereon is not made when the same shall become due and payable hereunder, interest shall accrue thereon at a rate per annum equal to twelve percent (12%) per annum. Notwithstanding anything to the contrary contained herein, no payments that are considered interest shall accrue or be payable at a rate in excess of the maximum amount permitted by law

3 Use of Proceeds. The Company agrees use the proceeds from the sale and issuance of the Bridge Notes only for payment of following expenses:

a   WV Fiber LLC Asset Purchase and related costs b   Working capital

4 Conversion

(a)     At any time after the date that is ninety (90) days following the issue date of this Note and from time to time, the Holder may convert all or any portion of this Note, together with the Repayment Percentage, and accrued and unpaid interest and fees due on this Note (the "Conversion Amount") into shares of common stock of the Maker (the "Common Stock")

(b) If the Holder elects to convert less than the full principal amount of this Note, the Maker shall issue a Note in substantially the same form as this Note, except that the principal amount shall be reduced by the principal amount so converted (exclusive of the redemption premium)

(c) The number of shares of Common Stock issuable upon conversion of this Note is equal to the quotient of the Conversion Amount of that portion of the Note being converted divided by the Conversion Price Fractional shares will not be issued In lieu of any fraction of a share, the Maker shall deliver its check for the dollar amount of the less than full share remainder For purposes of this Note, the "Conversion Price" shall mean $0 25

(d) To convert this Note into Common Stock, (the "Conversion Date"), the Holder hereof shall (A) deliver or transmit by facsimile, for receipt on or prior to 11 59 P.M., Eastern Time, on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit A (the "Conversion Notice") to the Maker or its designated transfer agent for its Common Stock (the "Transfer Agent"), and (B) surrender to a common carrier for delivery to the Maker or the Transfer Agent as soon as practicable following such date, this Note (or an indemnification undertaking with respect to such shares in the case of the loss, theft, or destruction of this Note) and the originally executed Conversion Notice The date the Maker receives the Conversion Note and this Note is hereinafter the "Conversion Date "

(e) Upon receipt by the Maker of a facsimile copy of a Conversion Notice, the Maker shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to Holder Upon receipt by the Maker or the Transfer Agent of the Note to be converted pursuant to a Conversion Notice, together with the originally executed Conversion Notice, the Maker or the Transfer Agent (as applicable) shall, within five (5) business days following the date of receipt, (A) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of Holder or its designee, for the number of shares of Common Stock to which Holder shall be entitled or (B) credit the aggregate number of shares of Common Stock to which such Holder shall be entitled to the Holder's or its designee's balance account at The Depository Trust Company

(f) The Person or persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the "Record Holder" or Holder of such shares of Common Stock on the Conversion Date

(g) If the Maker shall fail to issue to Holder within five (5) business days following the date of receipt by the Maker or the Transfer Agent of this Note to be converted pursuant to a Conversion Notice, a certificate for the number of shares of Common Stock to which each Holder is entitled upon Holder's conversion of this Note, in addition to all other available remedies which such Holder may pursue hereunder, the Maker shall pay additional damages to Holder on each day after the fifth (5th) business day following the date of receipt by the Maker or the Transfer Agent an amount equal to 1 0% of the product of (A) the number of shares of Common Stock not issued to Holder and to which Holder is entitled multiplied by (B) the Closing Bid Price of the Common Stock on the business day following the date of receipt by the Maker or the Transfer Agent of the Conversion Notice The foregoing notwithstanding, Holder at its option may withdraw a Conversion Notice, and remain a Holder of this Note, if Holder has otherwise complied with this Section 4

(h)           If any adjustment to the Conversion Price to be made pursuant to clause (j)

of this Section 4 becomes effective immediately after a record date for an event as therein described, and conversion occurs prior to such event but after the record date, the Maker may defer issuing, delivering, or paying to Holder any additional shares of Common Stock or check for any cash remainder required by reason of such adjustment until the occurrence of such event,

provided that the Maker delivers to Holder a due bill or other appropriate instrument evidencing the Holders' right to receive such additional shares or check upon the occurrence of the event giving rise to the adjustment

(i)           Until such time as this Note has been fully redeemed, the Maker shall reserve out of its authorized but unissued Common Stock enough shares of Common Stock to permit the conversion of the entire Redemption Price and all accrued and unpaid interest due on this Note at any time All shares of Common Stock issued upon conversion of this Note shall be fully paid and nonassessable. The Maker covenants that if any shares of Common Stock,

required to be reserved for purposes of conversion of this Note hereunder, require registration with or approval of any governmental authority under any federal or state law or listing upon any national securities exchange before such shares may be issued upon conversion, the Maker shall in good faith, as expeditiously as possible, endeavor to cause such shares to be duly registered,

approved or listed, as the case may be

(j)      The Conversion Price shall be subject to adjustment from time to time as follows

(i) If the Maker at any time subdivides (by any stock split, stock dividend, recapitalization, or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced If the Maker at any time combines (by combination, reverse stock split, or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased

(ii) Prior to the consummation of any Organic Change (as defined below), the Maker will make appropriate provision (in form and substance satisfactory to the Holder to insure that Holder will thereafter have the right to acquire and receive in lieu of, or in addition to, (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of this Holder's Note, such shares of stock, securities, or assets as may be issued or payable with respect to, or in exchange for, the number of shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of this Note had such Organic Change not taken place In any such case, the Maker will make appropriate provision (in form and substance satisfactory to Holder with respect to such Holder's rights and interests to insure that the provisions of this clause (j) will thereafter be applicable The Maker will not effect any such consolidation, merger, or sale, unless prior to the consummation thereof the successor entity (if other than the Maker) resulting from consolidation or merger or the entity purchasing such assets assumes, by written instrument (in form and substance satisfactory to Holder), the obligation to deliver to Holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions, that Holder may be entitled to acquire For purposes of this Agreement, "Organic Change" means any recapitalization, reorganization, reclassification, consolidation, merger, or sale of all or substantially all of the Maker's assets to another Person (as defined below), or other similar transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities, or assets with respect to or in exchange for Common Stock, and "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, and a government or any department or agency thereof

(k)     The Holder shall be entitled to piggyback registration rights with respect to the shares of Common Stock issuable upon conversion of this Note by the Holder The Company agrees to include such shares on the first available registration, including forms S-l, SB-2 or S-3, filed by the Company with Securities and Exchange Commission

5 Events of Default If any of the following conditions or events shall occur and be continuing (a) the Maker shall default in the payment of principal of this Note when the same becomes due and payable, (b) the Maker shall admit in writing its inability to pay its debts as such debts become due, (c) the Maker shall make a general assignment for the benefit of creditors, (d) the Maker shall commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect); (e) the Maker shall file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, or adjustment of debts, (f) there shall have been instituted against the Maker any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings for relief under the Federal Bankruptcy Code or any other law relating to bankruptcy, insolvency or adjustment of debts, which are not dismissed within sixty (60) days after such institution; or (g) the Maker shall take any action for the purposes of effecting any of the foregoing, then, and in any such event, the Holder may at any time (unless all defaults shall theretofore have been remedied) at its option, declare this Note to be due and payable, whereupon this Note shall forthwith mature and become due and payauie, together with interest accrued thereon, without presentment, demand, protest or notice, all of which are hereby waiver.

6 NEGATIVE COVENANTS The provisions of this Section 6 shall remain in effect so long as any of the Bridge Notes shall remain outstanding

(a) Restrictions on Transactions with Affiliates The Company will not make any loans or advances to any of its officers, shareholders, or Affiliates, other than expense advances made by the Company to its officers and employees in the ordinary course of business The Company will not increase the salary of any executive officer, or the remuneration of any director

(b) Restrictions on Investments Other than as permitted by this Agreement, the Company will not purchase or acquire or invest in, or agree to purchase or acquire or invest in the business, property, or assets of, or any securities of, any other company or business, provided however, that the Company may enter into contracts relating to the expansion of its business and may invest its Excess Cash as defined below in: securities issued or directly and fully guaranteed or insured by the United States government or any agency thereof having maturities of not more than one year from the date of acquisition, certificates of deposit or eurodollar certificates of deposit, having maturities of not more than one hundred eighty days from the date of acquisition, or one year from the date of acquisition in the case of certificates of deposit or eurodollar certificates of deposit being used to secure the Company's reimbursement obligations under letters of credit (provided that nothing contained herein shall be construed to permit letters of credit not otherwise permitted under this Agreement), commercial paper of any Person that is not a subsidiary or an Affiliate of the Company, maturing within one hundred eighty days after the date of acquisition, bank loan participations, and money market instruments having maturities of not more than one hundred eighty days from the date of acquisition, or one year from the date of acquisition in the case of money market instruments being used to secure the Company's reimbursement obligations under letters of credit (provided that nothing contained herein shall be construed to permit letters of credit not otherwise permitted under this Agreement), in all cases of such credit quality as a prudent business person would invest in As used in this Section, "Excess Cash" shall mean that portion of the proceeds of the Bridge Notes that has not been invested as described in Section 3 hereof

(c) Change in Business, Operations The Company will not cause or effect any change in or addition to the primary business of the Company that has not been approved by Purchaser, such that more than 20% of the consolidated net earnings of the Company are derived from a business other than the business in which the Company was engaged on the date hereof as reflected in the applicable last SEC Document filed prior to the First Closing ("Change in Business") The business of the Company and its subsidiaries shall not be conducted in violation of any law, ordinance, or regulation of any governmental entity

(d) Exceptions With Consent of Purchasers The Company may seek an exception to any prohibited action under this Section by first, giving written notice to Purchaser of Bridge Note under this Agreement, along with copies of all documentation requested by any Purchaser relating to such requested exception, and second, in the sole discretion of Purchaser, satisfactorily responding to any Purchaser inquiries about the requested action The Company may undertake any such requested action otherwise prohibited by this Section 6 only after receiving the advance written consent of Purchaser hereunder

7 No Waiver; Rights and Remedies Cumulative No failure on the part of the holder of this Note to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the holder of this Note of any right hereunder preclude any other or further exercise thereof or the exercise of any other right The rights and remedies herein provided are cumulative and not exclusive of any remedies or rights provided by law or by any other agreement between the Maker and the Holder

8 Costs and Expenses The Maker shall reimburse the holder of this Note for all costs and expenses incurred by it, and shall pay the reasonable fees and disbursements of counsel to the holder of this Note, in connection with the enforcement of the holder's rights hereunder, whether or not legal proceedings are initiated

9 Amendments No amendment, modification or waiver of any provision of this Note nor consent to any departure by the Maker therefrom shall be effective unless the same shall be in writing and signed by the holder of this Note and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given

10 Governing Law. Jurisdiction and Service of Process This Note shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflict of laws. The Maker hereby irrevocably consents to the jurisdiction of the courts of the

State of Delaware and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Note, any document or instrument delivered pursuant to, in connection with, or simultaneously with, this Note or a breach of this Note or any such document or instrument In any such action or proceeding, the Maker waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with Section 11 of this Note Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Maker shall appear or answer such summons, complaint, or other process Should the Maker so served fail to appear or answer within such 30-day period or such extended period, as the case may be, the Maker shall be deemed in default and judgment may be entered by the Holder against the Maker as demanded in any summons, complaint, or other process so served

11 Successors and Assigns This Note shall be binding upon the Maker and its successors and permitted assigns and the terms hereof shall inure to the benefit of the Holder and its successors and assigns, including subsequent holders hereof

12 Notice. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received (a) upon hand delivery (receipt acknowledged) or delivery by telecopy or facsimile (with transmission confirmation report) if delivered on a business day during normal business hours where such notice is to be received, or the first business day following such delivery if delivered other than on a business day during normal business hours where such notice is to be received; or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever first shall occur, to the address set forth above or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 10 except that such change shall not be effective until actual
i-u         c
igi/cijji u1cicu1

13 Severability The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Note in any jurisdiction

14 Waiver of Notice The Maker hereby waives presentment, demand for payment, protest, notice of protest and all other demands or notices in connection with the delivery, acceptance, performance, default or enforcement of this Note

1.5      Set-off Counterclaim In the event the holder hereof seeks to enforce its rights under this Note, the Maker waives the right to interpose any set-off or counterclaim of any nature or description against the holder

16      Headings The headings in this Note are solely for the convenience of reference and shall be given no effect in the construction or interpretation of this Note

[signature on next page]

IN WITNESSETH WHEREOF, the undersigned has duly executed this Note as of the date first above written
[Missing Graphic Reference]
Name: Paul D. Hamm Title President

[CORPORATE SEAL]

EXHIBIT A
CONVERSION NOTICE

Reference is made to terms and conditions of the Note in the principal amount of $12,000.00 registered in the name of SovCap Equity Partners, Ltd (the "Note") In accordance with and pursuant to the terms of
the Note, the undersigned hereby elects to convert $                                                                                                in principal amount of the Note into
shares of Common Stock, $ 001 par value per share (the "Common Stock"), of the Company, by tendering the original Note specified below as of the date specified below.

Date of Conversion

Principal Amount of Note to be converted: Redemption Premium Accrued Interest and/or Fees

Total Amount of Note to be Converted

Please confirm the following information:

Conversion Price

Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the Note is being converted in the following name and to the following address

Issue to

Facsimile Number

Authorization

By
Title

Dated

If electronic book entry transfer, complete the following
Account Number:
Transaction Code Number:

COMPANY ACKNOWLEDGEMENT TO
CONVERSION NOTICE

ACKNOWLEDGED AND AGREED INTEGRATED MEDIA HOLDINGS, INC.

By
Name Title

IRREVOCABLE STOCK OR BOND POWER

For Value received, the undersigned does (do) hereby sell, assign, and transfer to:

❖    if stock, complete this portion:

shares of the                                                       stock of

represented by certificate(s) Number(s)_

In the name of the undersigned on the books of said company.

If Bonds, complete this portion:

    bonds of IMHI (fka, Endavo Media)

in the principal amount of $   11,000 Number(s) January 18, 2006; February 3, 2006; January 6, 2006.

inclusive standing in the name of the undersigned on books of said company.

The undersigned does (do) hereby irrevocably constitute and appoint attorney to transfer the said stock or bond(s), as the case may be, on the books of said company, with full power of substitution in the premises.

Signature
BY: BARRY W. HERMAN PRESIDENT